EXHIBIT NO. 99.1

                                                                 EXECUTION COPY
                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT

                                      AMONG

                       SECURITY CAPITAL PREFERRED GROWTH INCORPORATED,

                            PRIME GROUP REALTY TRUST,

                            PRIME GROUP REALTY, L.P.

                                       AND

                           THE GUARANTORS NAMED HEREIN



                               DATED JUNE 13, 2002



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                                   TABLE OF CONTENTS

Section 1    Authorization and Closing.........................................1
        1A.  Authorization of the Securities...................................1
        1B.  Closing...........................................................2

Section 2    Conditions of Lender's Obligation at the Closing..................2
        2A.  Representations and Warranties; Covenants.........................2
        2B.  Pledge and Security Agreement.....................................2
        2C.  Pledged Securities; Stock Powers..................................3
        2D.  Mortgages.........................................................3
        2E.  Registration Agreement............................................3
        2F.  Indebtedness......................................................3
        2G.  Real Estate Asset Sales...........................................3
        2H.  Opinions of the Company's Counsel.................................3
        2I.  NYSE Listing......................................................4
        2J.  Existing Debt Facilities..........................................4
        2K.  Limited Exception to Ownership Limitations........................4
        2L.  No Material Adverse Effect........................................4
        2M.  Closing Documents.................................................4
        2N.  Proceedings.......................................................5
        2O.  Expenses..........................................................5
        2P.  Compliance with Applicable Laws...................................5
        2Q.  1455 Sequoia Consent..............................................5
        2R.  Collateral Assignments............................................6
        2S.  Waiver............................................................6

Section 3    Covenants; Delivery of Financial Statements.......................6
        3A.  Filing of Exchange Act Reports; Delivery of Financial Statements..6
        3B.  Other Information.................................................6
        3C.  Maintenance of REIT and REOC Status...............................7
        3D.  Consultation and Related Rights...................................7
        3E.  No Public Disclosure..............................................9
        3F.  Note Restrictive Covenants........................................9
        3G.  Affirmative Covenants............................................14
        3H.  Financial Covenants Applicable Beginning One Year After Closing..15
        3I.  Additional Financial Covenants...................................18
        3J.  Compliance with Agreements; Closing Efforts......................18
        3K.  Reservation of Common Shares.....................................18
        3L.  Grant of Limited Exception to Ownership Limitations..............18
        3M.  Designation of Trustees..........................................18
        3N.  Use of Proceeds..................................................19
        3O.  NYSE Listing.....................................................19
        3P.  Forced Sale Right................................................19
        3Q.  First Offer Right................................................19
        3R.  Duration of Covenants............................................20

Section 4    Representations and Warranties of the Company and the Operating
               Partnership....................................................21
        4A.  Organization, Power and Licenses.................................21
        4B.  Capital Stock and Related Matters................................21
        4C.  Subsidiaries; Investments........................................22
        4D.  Authorization; No Breach.........................................22
        4E.  Financial Statements.............................................23
        4F.  Absence of Undisclosed Liabilities...............................23
        4G.  No Material Adverse Change.......................................24
        4H.  Absence of Certain Developments..................................24
        4I.  Title to Properties; Leasehold Interests.........................26
        4J.  Tax Matters......................................................30
        4K.  Contracts and Commitments........................................32
        4L.  Litigation, etc..................................................33
        4M.  Governmental Consent, etc........................................34
        4N.  Insurance........................................................34
        4O.  Employees........................................................34
        4P.  ERISA............................................................35
        4Q.  Compliance with Laws.............................................35
        4R.  Environmental and Safety Matters.................................36
        4S.  Affiliated Transactions..........................................38
        4T.  Non-Competition..................................................38
        4U.  REOC Status......................................................39
        4V.  Solvency, etc....................................................39
        4W.  Trustee and Officer Changes......................................39
        4X.  Investment Company...............................................39
        4Y.  Margin Securities................................................39
        4Z.  No Brokerage.....................................................40
        4AA. Disclosure.......................................................40
        4BB. Closing Date.....................................................40
        4CC. Reports with the Securities and Exchange Commission..............40
        4DD. Knowledge........................................................41
        4EE. Argus Projections................................................41
        4FF. Springing Lockboxes..............................................41

Section 5    Definitions......................................................41
        5A.  Definitions......................................................41

Section 6    Termination......................................................52
        6A.  Termination......................................................52
        6B.  Effect of Termination............................................53

Section 7    Miscellaneous....................................................53
        7A.  Expenses.........................................................53
        7B.  Remedies.........................................................54
        7C.  Lender's Investment Representations; Transfer Conditions.........54
        7D.  Consent to Amendments............................................57
        7E.  Survival of Representations and Warranties.......................57
        7F.  Successors and Assigns...........................................58
        7G.  Severability.....................................................58
        7H.  Counterparts.....................................................58
        7I.  Descriptive Headings; Interpretation.............................58
        7J.  Governing Law....................................................58
        7K.  Notices..........................................................58
        7L.  Complete Agreement...............................................59
        7M.  Payment Set Aside................................................60
        7N.  Relationship of the Parties......................................60
        7O.  No Limitation on Recourse........................................60
        7P.  No Strict Construction...........................................60
        7Q.  Further Assurances...............................................60

Section 8    Exchange.........................................................61

Section 9    Guarantee........................................................68
        9A.  Guarantee........................................................68
        9B.  Successors and Assigns...........................................69
        9C.  No Waiver........................................................69
        9D.  Modification.....................................................70

Section 10   Indemnification..................................................70
        10A. Indemnitees......................................................70
        10B. Limitation of Liability..........................................72

EXHIBITS

Exhibit A - Form of Exchangeable Note Exhibit B - Form of New Note Exhibit C-1 - Form of Series A-1 Warrants Exhibit C-2 - Form of Series A-2 Warrants Exhibit D
- Form of Series B Warrants Exhibit E - Form of Series C Warrants
Exhibit F - Form of Pledge and Security Agreement Exhibit G - Form of Mortgages Exhibit H - Form of Registration Agreement Exhibit I - Form of Legal Opinion Exhibit J - Form of Monthly Financial Statements

SCHEDULES

Real Estate Asset Sales Schedule
Collateral Assignments Schedule
Consents Schedule
Proposed Dispositions Schedule
Capital Expenditure Schedule
Mandatory  Payments on  Indebtedness  Schedule
Joint Venture  Buy/Sell  Schedule
Capitalization   Schedule
Subsidiary  Schedule
Capital  Stock  Liens  Schedule
Restrictions  Schedule
Liabilities  Schedule
Developments  Schedule
Properties Schedule
Taxes Schedule
Contract Schedule
Litigation Schedule
Insurance Schedule
Environmental Schedule
Affiliated Transactions Schedule
Non-Competition Schedule
Knowledge Schedule
Mortgaged  Properties  Schedule
Pledged Securities  Schedule
Mortgaged  Properties  Fair Market Value Schedule
Benefit  Schedule
JV Schedule
Indebtedness Schedule
Recent Indebtedness Schedule



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                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT


               This AGREEMENT (this "Agreement") is made as of June 13, 2002 among Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Lender"), Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership") and, for purposes of Section 3Q and Section 9, the Guarantors. Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

               WHEREAS, the Lender, pursuant to the Series A Preferred Securities Purchase Agreement, dated as of November 11, 1997, as amended by the First Amendment to Series A Preferred Securities Agreement dated as of April 13, 1999, as thereafter amended, is the beneficial owner and the owner of record of 2,000,000 Series A Shares.

               WHEREAS, the Company is the Managing General Partner of the Operating Partnership.

               WHEREAS, the Company and the Operating Partnership desire to have the Lender exchange the Series A Shares for cash and a note issued by the Operating Partnership that is exchangeable for Common Shares and to have the Lender purchase for cash a new note from the Operating Partnership and warrants to purchase Common Shares from the Company.

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

               Section 1     Authorization and Closing.

     1A Authorization of the Securities. The Operating Partnership and the Company shall authorize the issuance to the Lender of:

          (i)  the Operating  Partnership's  11.5% Senior  Secured  Exchangeable
               Note in the aggregate principal amount equal to the sum of $35,000,000.00 plus all accrued and unpaid dividends on the Series A Shares as of the Closing plus the Deferred Payment Amount (as such term is defined in the letter agreement, dated February 22, 2002 among the Lender, the Company and the Operating Partnership) as of the Closing, and containing the terms and conditions and in the form set forth in Exhibit A attached hereto (the "Exchangeable Note"). The Exchangeable Note is exchangeable into Common Shares pursuant to the exchange terms set forth in
               Section 8 hereof;

          (ii) the Operating Partnership's 15% Senior Secured Note in the aggregate principal amount of $20,000,000.00 and containing the terms and conditions and in the form set forth in Exhibit B attached hereto (the "New Note" and, together with the Exchangeable Note, the "Notes"); and

          (iii)warrants to purchase Common Shares from the Company at initial exercise prices and for the numbers of shares (subject to adjustment as provided therein) as follows: 500,000 Common Shares at $9.00 per share (the "Series A-1 Warrants"), 500,000 Common Shares at $7.50 per share (the "Series A-2 Warrants", and, together with the Series A-1 Warrants, the "Series A Warrants"), 250,000 Common Shares at $10.00 per share (the "Series B Warrants") and 250,000 Common Shares at $12.50 per share (the "Series C Warrants" and, together with the Series A Warrants and the Series B Warrants, the "Warrants", and, together with the Notes, the "Securities") containing the terms and conditions and in the forms set forth in Exhibits C-1, C-2, D and E, respectively.

     1B. Closing. At the Closing, subject to the terms and conditions set forth herein, (i) the Lender shall surrender 2,000,000 shares of the Company's Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series A Shares"), to the Operating Partnership,
(ii) the Operating Partnership shall issue to the Lender the Notes, (iii) the Operating Partnership shall deliver $5,000,000.00 in immediately available funds to the Lender as payment, together with delivery of the Exchangeable Note, for the Series A Shares, (iv) the Company shall issue the Warrants to the Lender,
(v) the Lender shall deliver $19,367,235 in immediately available funds to the Operating Partnership as the purchase price of the New Note and (vi) the Lender will deliver (a) $199,804 in immediately available funds to the Company for the purchase price of the Series A-1 Warrants, (b) $331,717 in immediately available funds to the Company for the purchase price of the Series A-2 Warrants, (c) $70,969 in immediately available funds to the Company for the purchase price of the Series B Warrants and (d) $30,275 in immediately available funds to the Company for the purchase price of the Series C Warrants (the actions described in clauses (i) through (vi) are referred to herein collectively as the "Transactions"). The closing of the Transactions (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois at 10:00 a.m. on June 25, 2002, or at such other place or on such other date as may be mutually agreeable to the Company and the Lender.

     Section 2 Conditions of Lender's Obligation at the Closing. The obligations of the Lender to consummate the Transactions at the Closing are subject to the satisfaction as of the Closing of the following conditions:

     2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 4 hereof shall be true and correct at and as of the Closing as though then made, subject to exceptions the aggregate effect of which shall not have resulted in or be reasonably likely to result in a Material Adverse Effect, and each of the Company and the Operating Partnership shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

     2B. Pledge and Security Agreement. The Operating Partnership shall have duly executed and delivered the Pledge and Security Agreement, in the form attached hereto as Exhibit F (the "Pledge and Security Agreement").

     2C. Pledged Securities; Stock Powers. The Lender shall have received (i) the certificates (to the extent certificated) representing the Pledged Securities, together with undated transfer powers for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) to the extent not certificated, undated forms of assignment for such uncertificated Pledged Securities.

     2D. Mortgages. The applicable Guarantors shall have duly executed and delivered the Mortgages covering the Mortgaged Properties, each in the forms attached hereto as Exhibit G (the "Mortgages").

     2E. Registration Agreement. The Company shall have duly executed and delivered the Registration Agreement, in form substantially the same as that attached hereto as Exhibit H (the "Registration Agreement").

     2F. Indebtedness. Since December 31, 2001, none of the Company, the Operating Partnership or any Subsidiary shall have incurred any Indebtedness other than Authorized Refinancings, Indebtedness set forth on the attached Recent Indebtedness Schedule, Indebtedness approved of in writing by the Lender and Indebtedness in an aggregate amount not to exceed $1,000,000.

     2G. Real Estate Asset Sales. Since December 31, 2001, none of the Company, the Operating Partnership or any Subsidiary shall have sold, assigned or transferred fee title to, or granted to a third party an option, right of first refusal or first offer to acquire (or agreed to sell, assign or transfer fee title to, or granted to a third party an option, right of first refusal or first offer to acquire) any real estate other than the real estate described on the attached Real Estate Asset Sales Schedule, sales approved of in writing by the Lender (which approval shall not be unreasonably withheld or delayed) or transfers to Wholly-Owned Subsidiaries.

     2H. Opinions of the Company's Counsel. The Lender shall have received from Winston & Strawn, counsel for the Company, and Miles & Stockbridge, special Maryland counsel to the Company, opinions with respect to the matters set forth in Exhibit I attached hereto, which shall be addressed to the Lender, dated the date of the Closing and in form and substance satisfactory to the Lender with customary qualifications and assumptions.

     2I. NYSE Listing. The Common Shares issuable upon exchange of the Exchangeable Notes and upon exercise of the Warrants shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

     2J. Existing Debt Facilities. The Lender shall have received evidence (in form and substance reasonably satisfactory to the Lender) that each of the Company and its Subsidiaries has amended each of its loan or other agreements with other lenders in such a manner that the transactions contemplated by this Agreement could not reasonably be expected to result in a default, event of default, breach, termination, acceleration or other adverse change in the rights of the Company, the Operating Partnership or any Subsidiary under any such agreements while any portion of the Notes is outstanding.

     2K. Limited Exception to Ownership Limitations. Subject to the Company's receipt of a certificate from the Lender in form and substance reasonably acceptable to the Company containing the representations and undertakings of the nature set forth in Section 4.6 of the Company's Declaration of Trust, the Board of Trustees of the Company shall have duly adopted a resolution in form and substance reasonably satisfactory to the Lender, thereby granting a limited exception to the application of the Ownership Limit defined therein to the Lender and its Affiliates to the extent necessary to permit Lender to acquire and own the Common Shares issuable at any time upon exchange of the Exchangeable Note and exercise of the Warrants.

     2L. No Material Adverse Effect. Other than as set forth in the SEC Filings, since December 31, 2001, there shall have been no event or circumstance which has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

     2M. Closing Documents. The Company and the Operating Partnership shall have delivered to the Lender all of the following documents:

     (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1A and Sections 2A, 2F, 2G, 2I and 2L inclusive, have been satisfied;

     (ii) certified copies of the resolutions duly adopted and approved by the Company's Board of Trustees and the general partner of the Operating Partnership authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company and the Operating Partnership, which resolutions shall include without limitation a resolution of the Company's Board of Trustees pursuant to the authority granted in Section 3-603(c) of the Maryland Business Combinations Act providing that the provisions of Sections 3-601 to 3-605 of the Maryland Business Combinations Act shall not apply to the transactions contemplated by this Agreement or any amendments, modifications or supplements thereto or, with the prior approval of the Company's Board of Trustees, to any other "business combination" of the Company with the Lender, any present or future associates or affiliates of Lender and any other Person now or hereafter acting in concert or as a group with any one or more of the foregoing; and that the Board of Trustees may not repeal, alter, amend or rescind such resolution without first obtaining the written consent of the Lender so long as any amount of the Notes remains outstanding;

     (iii)certified copies of the Company's Declaration of Trust and bylaws, each as in effect at the Closing;

     (iv) certified copies of the Operating Partnership's Limited Partnership Agreement and Certificate of Limited Partnership, each as in effect at the Closing;

     (v)  copies of all third party and  governmental  consents,  approvals  and
          filings   required  in  connection   with  the   consummation  of  the
          transactions hereunder; and

     (vi) such other documents relating to the transactions contemplated by this Agreement as the Lender may reasonably request.

     2N. Proceedings. All proceedings taken or required to be taken by each of the Company and the Operating Partnership in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Lender and its special counsel.

     2O. Expenses. At the Closing, the Company shall have reimbursed the Lender for certain fees and expenses as provided in Section 7A hereof.

     2P. Compliance with Applicable Laws. The Transactions hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Lender to any penalty, liability or, in the Lender's reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation.

     2Q. 1455 Sequoia Consent. Lender shall have received a letter from LaSalle Bank National Association, in form and substance satisfactory to Lender, in which LaSalle Bank National Association consents to Lender's right to sell or to cause the sale of the 1455 Sequoia Building upon an Event of Default, provided the proceeds of such sale are at least sufficient to repay all amounts owing under the 1455 Sequoia Drive Construction Loan.

     2R. Collateral Assignments. The Operating Partnership and Phoenix Office, L.L.C., as applicable, shall have duly executed and delivered collateral assignments of the rights set forth on the attached Collateral Assignments Schedule, each in form and substance reasonably satisfactory to the Lender.

     2S. Waiver. Any condition specified in this Section 2 may be waived at the Lender's option; provided that no such waiver shall be effective against the Lender unless it is set forth in a writing executed by the Lender or the Lender closes the transactions contemplated hereby; provided, that any such closing shall not in any manner affect the representations, warranties or covenants of the Company and the Operating Partnership contained in this Agreement.

     Section 3 Covenants; Delivery of Financial Statements.

     3A. Filing of Exchange Act Reports; Delivery of Financial Statements. The Company will timely file all documents required to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15 of the Securities Exchange Act, and shall provide to the Lender copies of all such documents, including, without limitation, all financial statements of the Company required to be filed with the Securities and Exchange Commission, including the Company's Supplemental Financial and Operating Statistics historically filed on Form 8-K and at any time that the Company is not subject to Section 13 or 15 of the Securities Exchange Act the Company will provide to the Lender the documents and information that the Company would be required to file with the Securities and Exchange Commission pursuant to Section 13 or 15 of the Securities Exchange Act if the Company were still subject to such requirements, including the Company's Supplemental Financial and Operating Statistics historically filed on Form 8-K. Within 120 days after the end of each calendar year or earlier if available, the Operating Partnership shall deliver to the Lender its consolidated balance sheet, statement of operations and statement of cash flows (with a comparison to the prior year period) in form reasonably satisfactory to Lender, together with an Officer's Certificate certifying that such financial statements are true, correct and complete in all material respects and present fairly in all material respects the financial condition and results of operation of the Operating Partnership and its Subsidiaries in a manner consistent with GAAP. Within 30 days after the end of each calendar month, the Company shall provide to the Lender summary consolidated financial statements of the Company for such month in form substantially similar to Exhibit J attached hereto. "GAAP" shall mean generally accepted accounting principles in the United States of America as of the relevant date in question, consistently applied during the periods involved except, with respect to consistency of application only, as indicated thereon or in the notes thereof.

     3B. Other Information. The Company shall deliver to the Lender:

     (i) accompanying the annual and quarterly financial statements referred to in Section 3A, an Officer's Certificate stating that there is no Event of Default or Potential Event of Default in existence and that neither the Company, the Operating Partnership nor any of the Subsidiaries is in material default under any of its other material agreements or, if any Event of Default or Potential Event of Default or any such material default exists, specifying the nature and period of existence thereof and what actions the Company, the Operating Partnership and the Subsidiaries have taken and propose to take with respect thereto;

     (ii) promptly upon receipt thereof, any additional reports (excluding audits relating solely to Company properties or property operating expenses), management letters or other detailed information concerning significant aspects of the Company's and the Operating Partnership's operations or financial affairs given to the Company or the Operating Partnership by its public accountants (and not otherwise contained in other materials provided hereunder) in connection with their audit of the consolidated financial statements of the Company and customarily provided to the Company's audit committee;

     (iii)promptly (but in any event within five Business Days) after the discovery or receipt of notice of any Event of Default or Potential Event of Default, any default under any other material agreement to which it, the Operating Partnership or any of the Subsidiaries is a party, or any other material adverse change, event or circumstance affecting the Company, the Operating Partnership or any Subsidiary (including, without limitation, the filing of any material litigation against the Company, the Operating Partnership or any Subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such material litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company, the Operating Partnership and the Subsidiaries have taken and propose to take with respect thereto;

     (iv) promptly upon release, copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's, the Operating Partnership's and the Subsidiaries' businesses; and

     (v) with reasonable promptness, such other information and financial data concerning the Company, the Operating Partnership and the Subsidiaries (including budgets, forecasts and other similar materials) as the Lender may reasonably request.

     3C. Maintenance of REIT and REOC Status. The Company shall continue at all times to be treated as a real estate investment trust pursuant to Sections 856 through 860 of the IRC. The Operating Partnership shall at all times continue to be a real estate operating company ("REOC") (as such term is defined in 29 CFR 2510.3-101(e)).

     3D. Consultation and Related Rights.

          (i) The Lender shall have the right to directly participate (within the meaning of 29 CFR 2510.3-101(d)(3)(ii)) in the management of the Company and the Operating Partnership through and by the following rights and powers:

          (a) The right to be consulted on the appointment and dismissal of (i) the chief executive officer, the chief operating officer, the chief financial officer, the president and any co-president (or any person fulfilling similar duties) and (ii) the managing general partner, the chief executive officer, the chief operating officer, the chief financial officer, the president and any co-president, or any person or persons fulfilling similar duties, and the public auditors and public accountants for the Operating Partnership and the Subsidiaries.

          (b)  The right to inspect the books and records of the Company and the
               Operating   Partnership   during  normal   business   hours  upon
               reasonable prior notice.

          (c) The right to be consulted concerning the development of the Company's, the Operating Partnership's and the Subsidiaries' annual strategic plan that incorporates a specific business strategy, an operating agenda, investment and disposition objectives, and capitalization and funding strategies.

          (d) The right to be consulted concerning the annual consolidated operating and capital budgets of the Company and the Operating Partnership.

          (e) The right to be consulted concerning Major Transactions. "Major Transactions" means (i) any acquisition or disposition of any assets in any single transaction or any series of related transactions where the aggregate purchase price paid or received by the Company, the Operating Partnership or the Subsidiaries exceeds $25,000,000, (ii) additional financings in excess of $25,000,000 (other than Authorized Refinancings) and (iii) a determination by the Company's Board of Trustees to terminate the Company's status as a real estate investment trust pursuant to Sections 856 through 860 of the IRC.

        Notwithstanding the foregoing, neither the Company nor the Operating Partnership shall have any obligation to comply with any advice offered by the Lender in any consultation referred to in this Section 3D.

          (ii) Lender agrees that any information obtained through the foregoing consultation rights which is not public shall be kept confidential, and shall not be disclosed to any persons other than the directors, officers, employees, financial advisors, legal advisors, and accountants of Lender who reasonably need to have access to such information and who are advised of the confidential nature of such information and agree to maintain the confidentiality of such information; provided, that the foregoing obligation of Lender shall not (a) relate to any information that (i) is or becomes generally available other than as a result of unauthorized disclosures by Lender or by persons to whom Lender has made such information available, or (ii) is or becomes available to Lender on a non-confidential basis from a third party that is not, to Lender's knowledge, bound by any other confidentiality agreement with the Company, the Operating Partnership or the Subsidiaries, or (b) prohibit disclosure of any information if required by law, rule, regulation, court order, or other legal or governmental process. The Lender understands that any material, non-public information that it obtains regarding the Company and/or the Operating Partnership through the foregoing consultation rights will be provided to the Lender by the Company and/or the Operating Partnership in reliance on paragraph (b)(2)(ii) of Rule 100 of Regulation FD promulgated under the Securities Exchange Act.

     3E. No Public Disclosure. Neither the Company, the Operating Partnership nor any affiliate of the Company or the Operating Partnership shall make any public disclosure concerning the transactions contemplated by this Agreement without the prior written consent of the Lender, which consent may be withheld in the Lender's sole discretion. Notwithstanding the foregoing, the Company may make any public disclosure (including filings with the Securities and Exchange Commission) that is required by applicable law and may file a report on Form 8-K describing this transaction and attach executed copies of the transaction documents relating to the Transactions, provided, that (i) other than in connection with the Form 8-K describing this transaction, the Company has certified in writing to the Lender that the Company believes such disclosure is legally required, (ii) the Company has allowed the Lender at least 48 hours to review such disclosure (or such lesser period, but not less than 12 hours, as is necessary to comply with such legal requirements) and (iii) the Company uses reasonable efforts to make such disclosure satisfactory to the Lender.

     3F. Note Restrictive Covenants. Each of the Company and the Operating Partnership shall not, and shall cause each Subsidiary not to, take or agree or commit to take any of the following actions:

          (i) other than dividends or distributions by the Operating Partnership or any Subsidiary of the Company to the Company and by any Subsidiary of the Operating Partnership to the Operating Partnership or to any Wholly-Owned Subsidiary of the Operating Partnership, directly or indirectly declare or pay any dividends or make any distributions upon (including acquisitions and redemptions of) any of the Capital Stock or other equity securities of any of them (including preferred securities), except for exchanges of common units of the Operating Partnership for Common Shares pursuant to Section 8.6 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 17, 1997, as amended, such dividends as are necessary (in the written opinion of tax counsel to the Company) for the Company to be treated as a real estate investment trust pursuant to Sections 856 through 860 of the IRC and, after June 30, 2002, dividends by the Company not to exceed $2,250,000 per calendar quarter to the holders of, and in respect of, the Company's Series B Preferred Shares; provided, that such dividends on the Series B Preferred Shares shall only be permitted if, simultaneous with the declaration thereof, the Operating Partnership repays principal on the Notes in an amount equal to (or such smaller portion if the then outstanding aggregate amounts outstanding under the Notes are less than the amount of such Series B Preferred Share dividends) such Series B Preferred Share dividend (such prepayments to be applied first to the Exchangeable Note and then to the New Note); provided further that, notwithstanding anything contained in this Agreement to the contrary, if an Event of Default or Potential Event of Default has occurred and is continuing, neither the Company nor the Operating Partnership shall directly or indirectly declare or pay any dividends or make any distributions upon any of its Capital Stock or other equity securities (including preferred securities); the Company shall, however, declare and pay or set apart for payment dividends on the Series B Preferred Shares for the first and second quarterly dividend periods of 2002 so as to permit the consummation of the Transactions and no Note prepayment (or a prepayment of a portion thereof) shall be required with respect thereto;

          (ii) other than Authorized Refinancings, and draws under the Dearborn Center Construction Loan, the Pine Meadow Construction Loan and the 1455 Sequoia Drive Construction Loan, directly or indirectly, incur, create, assume or suffer to exist any Indebtedness (other than Indebtedness outstanding on the date hereof) or authorize, issue, or enter into any agreement providing for the issuance (contingent or otherwise) of any debt securities or preferred equity securities (other than preferred equity securities that have terms that permit the Company and its Subsidiaries to comply with Section 3F(i));

          (iii) make any loans or advances to, guarantees for the benefit of, or Investments in, any Person, except for (a) Indebtedness incurred in the ordinary course of business and owed by the Company, the Operating Partnership or one of its Wholly-Owned Subsidiaries to the Company, the Operating Partnership or one of its Wholly-Owned Subsidiaries, (b) reasonable travel and other advances to employees or Trustees and payroll and other expenses incurred in its capacity as manager or member of a property or Subsidiary in the ordinary course of business (c) Investments in (1) securities issued or fully guaranteed or insured by the United
     States government or any agency thereof, (2) certificates of deposit, demand deposit accounts, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) which, at the time of acquisition, are rated at least "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Services, Inc. ("Moody's"),
     (3) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's and (4) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (1) through (3) above, (ii) has net assets of not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clause (1) above shall not exceed 1 year and in clauses (2) and (3) above shall not exceed 270 days, and (d) Investments required pursuant to the terms of the agreements (as such agreements are in effect on the date hereof) listed on the attached Joint Venture Buy/Sell Schedule;

          (iv) other than transactions pursuant to the provisions of Section 1031 of the IRC that do not result in an increase in the aggregate
     Indebtedness of the Company, the Operating Partnership and the Subsidiaries, merge or consolidate with or acquire any business from any Person (other than a merger of one Wholly-Owned Subsidiary with another Wholly-Owned Subsidiary);

          (v) other than transactions pursuant to the provisions of Section 1031 of the IRC that do not result in an increase in the aggregate Indebtedness of the Company, the Operating Partnership and the Subsidiaries, sell, lease or otherwise dispose of, directly or indirectly, (other than commercial office, industrial or warehouse leases entered into in the ordinary course of business) any Subsidiary or any of the Company Properties other than for cash and the assumption of debt by the buyer of such Company Property, enter into any sale-leaseback transaction or enter into any master lease transaction if the net present value of such lease (assuming a 10% discount rate) is greater than 20% of the fair market value of the asset being sold;

          (vi) with respect to the Company and the Operating Partnership, liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

          (vii) enter into the ownership, active management or operation of any business other than the business that such Person is engaged on the date hereof, which shall be limited to the ownership, development and management of office and industrial buildings and the provision of amenities and services to tenants;

          (viii) other than the agreements existing on the date hereof and set forth on the attached Restrictions Schedule, become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict (a) the right of any Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Indebtedness owed to, the Company, the Operating Partnership or another Subsidiary or (b) the Company's and the Operating Partnership's right to perform their obligations under or otherwise comply with this Agreement, the Securities or any agreement contemplated by this Agreement (including, without limitation, provisions relating to the payment of principal and interest on any Note);

          (ix) enter into, amend, modify or supplement any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, employees or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such Person or individual owns a beneficial interest, except for employment arrangements and benefit programs and except as otherwise expressly contemplated by this Agreement;

          (x) except for Subsidiaries which are joint ventures in which the Company, the Operating Partnership and the Subsidiaries (as applicable) rank and will at all times rank in right of payment and in all other respects at least pari passu with any other investor in such joint venture, establish or acquire (a) any Subsidiaries other than Subsidiaries that are, directly or indirectly, Wholly-Owned Subsidiaries or (b) any Subsidiaries organized outside of the United States (for the avoidance of doubt, this clause is intended to prohibit the Company, the Operating Partnership and the Subsidiaries from entering into any joint venture or partnership arrangement in which the Company's, the Operating Partnership's or any Subsidiary's investment is subordinated in any respect to the investment of any other Person);

          (xi) create, incur, assume or suffer to exist, any Liens other than Permitted Liens;

          (xii) other than transactions pursuant to the provisions of Section 1031 of the IRC that do not result in an increase in the aggregate Indebtedness of the Company, the Operating Partnership and the Subsidiaries or as set forth on the attached Capital Expenditure Schedule, acquire any direct or indirect interest in any real property;

          (xiii) make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with GAAP) other than such capital expenditures that are individually and in the aggregate consistent with current industry practices, which capital expenditures shall not in any event exceed, with respect to any particular property, more than 20% of the undepreciated book value thereof as of December 31, 2001;

          (xiv) other than as set forth on the attached Capital Expenditure Schedule, make any development or construction expenditures other than expenditures for completion of construction in process as of the date hereof and other development or construction expenditures not exceeding $200,000 in the aggregate;

          (xv) enter into any leases or other rental agreements as lessee except for office equipment or industrial equipment in the ordinary course of business;

          (xvi) change its fiscal year;

          (xvii) voluntarily repay, prepay, redeem, retire, amortize, reacquire, shorten the maturity of or undertake any similar action with respect to any Indebtedness other than the repayment of the Notes pursuant to the terms set forth therein or pursuant to an Authorized Refinancing (except that this subparagraph shall not prohibit (i) repayment of any Indebtedness as a result of, or in connection with, the sale or transfer of the real property and/or other assets secured by such Indebtedness to a bona fide unaffiliated third party or (ii) any mandatory or scheduled payment of Indebtedness);

          (xviii) except for joint venture buy/sell agreements set forth on the attached Joint Venture Buy/Sell Schedule, issue or sell any shares of the Capital Stock, or rights to acquire shares of the Capital Stock, of any Subsidiary to any Person other than the Company or a Wholly-Owned Subsidiary;

          (xix) except pursuant to management incentive plans approved by the Company's Board of Trustees, the Casati and Heise Tax Indemnity Agreement, or existing rights to exchange common units of the Operating Partnership for cash in lieu of Common Shares pursuant to Section 8.6 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 17, 1997, make any cash payment or enter into any agreement which could require any payment if the amount of such payment is determined by reference to the Company's Capital Stock price;

          (xx) other than the election or appointment to the Company's Board of Trustees of any one person who is hired by the Company to be its chief executive officer (and any replacement chief executive officer in the future) and the re-election or re-appointment of current members of the Company's Board of Trustees, have any Trustees elected or appointed to the Company's Board of Trustees who are not Non-Management Trustees unless after such election or appointment Non-Management Trustees constitute a majority of the Company's Board of Trustees;

          (xxi) except for items otherwise specifically permitted by this Agreement, enter into any contract or agreement, other than in the ordinary course of business, requiring or reasonably expected to require the aggregate payment of $1,000,000 or more in any 12-month period;

          (xxii) except for ownership of less than 2% of the Capital Stock of any special purpose entity established to satisfy the bankruptcy remoteness requirement of lenders under any Indebtedness, as to the Company, own directly any assets other than those owned on the date hereof;

          (xxiii) take any action which would cause any adverse consequences (including, without limitation, any action that would result in an Indemnification Event or Tax Event, or that would require the Operating Partnership to provide Debt Service Security or Indemnification Security) in excess of $5,000,000 in the aggregate under any tax indemnity or sharing agreement; provided, that any decrease in the market price of the Common Shares shall not be deemed to result from an action by the Company for purposes of this clause. For purposes of this Section 3F(xxiii), the terms Indemnification Event, Tax Event, Debt Service Security and Indemnification Security shall have the meanings ascribed to such terms in the Casati and Heise Tax Indemnity Agreement;

          (xxiv) consummate a transaction to which the Company is a party that would result in a Change of Control (as defined in the Notes) unless (a) the Company has complied with the Occurrence Notice (as defined in the Notes) delivery requirements contained in Section 2(b) of the Notes and (b) the time period that the holder of any Note has to deliver an Election Notice (as defined in the Notes) pursuant to such Note has expired; or

          (xxv) amend or modify any agreements relating to the 1455 Sequoia Drive Construction Loan or borrow any additional amounts under the 1455 Sequoia Drive Construction Loan if such borrowing would cause the outstanding principal balance of the 1455 Sequoia Drive Construction Loan to exceed $6,000,000.

     3G.  Affirmative   Covenants.   Each  of  the  Company  and  the  Operating
Partnership shall, and shall cause each Subsidiary to:

          (i) at all times cause to be done all things  necessary  to  maintain,
     preserve  and  renew  its  legal  existence  and  all  material   licenses,
     authorizations and permits necessary to the conduct of its businesses;

          (ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;

          (iii) pay and discharge when payable all material taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all material claims for labor, materials or supplies which if unpaid would by law become a material Lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

          (iv) comply with all other material obligations which it incurs pursuant to any material contract or material agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto except for such obligations for which the failure to comply with would not reasonably be expected to have a Material Adverse Effect;

          (v) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a Material Adverse Effect;

          (vi) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for companies of similar size engaged in similar lines of business;

          (vii) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP;

          (viii) obtain and deliver to Lender no later than thirty (30) days after the Closing, a title policy in the most recent form of American Land Title Association Lender's Title Insurance Policy available (or other form of policy acceptable to Lender) for each parcel of the Mortgaged Property (the "Title Policies"), issued by a title insurance company satisfactory to Lender, together with a copy of all documents referenced in the Title Policies, insuring Lender's mortgage interest in each Mortgaged Property as of the Closing with gap coverage through the date of recording, subject only to the Permitted Encumbrances, in such amount as set forth on the attached Mortgaged Properties Fair Market Value Schedule. Each of the Title Policies shall have the creditor's rights exception deleted, and shall include such endorsements as reasonably requested by Lender (to the extent available, but regardless of whether any additional fee is charged for such endorsements). The Company shall pay all costs and expenses with respect to the Title Policies;

          (ix) (a) comply in all material respects with all Environmental and Safety Requirements (b) maintain its properties and conduct its operations in a manner that will not give rise to material liabilities under
     Environmental and Safety Requirements, (c) promptly give notice to the Lender in writing of (I) any matter arising under Environmental and Safety Requirements relating to the Company or any of the current or former Company Properties, including any actual or alleged violation of any applicable Environmental and Safety Requirements or any actual or potential obligation or liability arising under Environmental and Safety Requirements, except for any such matter that could not reasonably be expected to have a Material Adverse Effect or (II) any release of Hazardous Materials at or from any of the Company Properties or by the Company that is required to be reported to a governmental authority under any Environmental and Safety Requirements and (d) promptly comply with all governmental orders and comply in all material respects with all Environmental and Safety Requirements requiring the Company to remove, clean up, remediate, or dispose of any Hazardous Material or any environmental contamination and as reasonably requested by Lender provide evidence satisfactory to the Lender of such compliance; and

          (x) use an independent accounting firm of recognized national standing (i.e., a "big five" accounting firm) or other accounting firm approved in writing by the Lender as the public accountants and public auditors of the Company, the Operating Partnership and the Subsidiaries.

     3H. Financial Covenants Applicable Beginning One Year After Closing. On and after the date that is the first anniversary of the Closing:

          (i) Consolidated Net Worth. As of the end of any fiscal quarter the Consolidated Net Worth of the Company shall not be less than the sum of (a) $350,000,000 and (b) seventy-five percent (75%) of any of the aggregate, initial value of any limited partnership units issued by the Operating Partnership from and after the date hereof. "Consolidated Net Worth" shall mean, at any time, (I) the total assets of a Person and its Subsidiaries which would be shown as assets on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus (II) the total liabilities of such Person and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP, minus (III) the net book amount of all assets of such Person and its Subsidiaries (after deducting any reserves applicable thereto) which would be shown as intangible assets on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP, plus (IV) accumulated depreciation as shown on a consolidated balance sheet of such Person and its Subsidiaries as of such time prepared in accordance with GAAP.

          (ii) Liquidity. As of the end of any fiscal quarter the amount of Unrestricted Cash shall at no time be less than $7,500,000. "Unrestricted Cash" shall mean, for any period, the aggregate amount of unrestricted Cash and Cash Equivalents (valued at fair market value in accordance with GAAP) then actually owned and held by the Company and all of its Subsidiaries (excluding, without limitation, until forfeited or otherwise entitled to be retained by the Company or any of its Subsidiaries, as applicable, tenant security and other restricted deposits); "unrestricted" means the specified asset is not subject to any Liens, claims, security interests or restrictions of any kind in favor of any Person.

          (iii) Ratio of Liabilities to Assets. As of the end of any fiscal quarter at no time shall the ratio (stated as a percent) of (a) Total Liabilities to (b) Total Assets, be greater than 70%. "Total Liabilities" shall mean, for the Company and all of its Subsidiaries, at any time, the sum (without duplication) of the following (I) all liabilities, consolidated and determined in accordance with GAAP, (II) all Indebtedness, whether or not so classified, and (III) the balance available for drawing under letters of credit issued for the account of the Company and all of its Subsidiaries, but excluding all Indebtedness related to the Dearborn Center project, including, without limitation the mezzanine and mortgage construction loans. "Total Assets" shall mean, for the Company and all of its Subsidiaries, at any time, the aggregate book value of all assets, consolidated and determined in accordance with GAAP, plus accumulated depreciation and amortization related to those fixed and tangible properties (the "Real Estate Assets") consisting of land, buildings and/or other improvements, and/or interests therein and/or interests in mortgage loans, owned by the Company or any of its Subsidiaries (but excluding (a) all leaseholds other than leaseholds under ground leases having unexpired terms of at least 30 years) and (b) any assets that constitute investments in the Dearborn Center project that are paid for by draws or advances under the mezzanine and/or mortgage construction loans relating thereto.

          (iv) Ratio of Consolidated EBITDA to Consolidated Total Interest Expense. As of the end of any fiscal quarter at no time shall the ratio (stated as a percent), in respect of any period, of (a) Consolidated EBITDA to (b) Consolidated Total Interest Expense, be less than 140%. "Consolidated EBITDA" shall mean, in respect of the Company and all of its Subsidiaries, for any period (I) net income or loss (before minority interests and as adjusted for any straight-lining of rent), as determined in accordance with GAAP, plus (II) to the extent deducted in computing such net income or loss, (1) Consolidated Total Interest Expense and (2) depreciation and amortization, and (III) minus all gains or plus all losses attributable to the sale or disposition of assets or debt restructuring as well as any other extraordinary, non-recurring sources of revenues, in each-case adjusted to include only the funds actually received in cash by the Company and its Subsidiaries from any Partially Owned Entities. "Consolidated Total Interest Expense" shall mean, in respect of the Company and all of its Subsidiaries, for any period, (x) the amount of interest required to be paid or accrued in accordance with GAAP on (A) all Indebtedness of the Company and all of its Subsidiaries and (B) all amounts available for borrowing or for drawing under letters of credit, if any, issued for the account of the Company and all of its Subsidiaries, but only if such interest was or is required to be reflected as an item of expense in accordance with GAAP plus (y) capitalized interest to be paid or accrued in accordance with GAAP (but excluding that portion of capitalized interest funded from the interest reserve proceeds of any construction loan). "Partially Owned Entities" shall mean any of the partnerships, associations, corporations, limited liability companies, trusts, joint ventures or other business entities in which the Company, directly or indirectly through its full or partial ownership of another entity, owns an equity interest, but which is not required in accordance with GAAP to be consolidated with the Company for financial reporting purposes.

          (v) Ratio of Consolidated EBITDA to Consolidated Total Fixed Charges.

          (a)  Ratio of Consolidated  EBITDA to Consolidated Total Fixed Charges
               A. As of the end of any fiscal quarter at no time shall the ratio (stated as a percent), in respect of any period, of (I) Consolidated EBITDA to (II) Consolidated Total Fixed Charges A, be less than 120%. "Consolidated Total Fixed Charges A" shall mean, for any period, the aggregate amount of (a) Consolidated Total Interest Expense, plus (b) scheduled principal payments of Indebtedness (excluding optional prepayments and balloon or bullet payments at maturity) for such period.

          (b)  Ratio of Consolidated  EBITDA to Consolidated Total Fixed Charges
               B. As of the end of any fiscal quarter at no time shall the ratio (stated as a percent), in respect of any period, of (I) Consolidated EBITDA to (II) Consolidated Total Fixed Charges B, be less than 105%. "Consolidated Total Fixed Charges B" shall mean, for any period, the aggregate amount of (a) Consolidated Total Interest Expense, plus (b) scheduled principal payments of Indebtedness (excluding optional prepayments and balloon or bullet payments at maturity) for such period, plus (c) dividends and distributions, if any, paid or required to be paid on preferred stock, preferred partnership interests or other preferred equity of the Company for such period.

          (vi) No Duplication. It is expressly acknowledged and agreed that in calculating the values required for the foregoing financial covenants, it is intended that each value, as applicable, be counted without duplication.

     3I. Additional Financial Covenants.  Each of the covenants contained in (a)
Section 8 of that certain Guaranty of Completion and Indemnity, dated as of January 5, 2001, made by the Operating Partnership in favor of Bayerische Hypo-Und Vereinsbank AG, as amended from time to time, entered into in connection with the Dearborn Center Construction Loan and (b) Section 8 of that certain Guaranty of Completion and Indemnity, dated as of January 5, 2001, made by the Operating Partnership in favor of Bankers Trust Company, as amended from time to time, entered into in connection with the Dearborn Center Mezzanine Loan, are incorporated herein in full by reference for the benefit of the Lender and shall have the same force and effect as if such covenants were included in this Agreement.

     3J. Compliance with Agreements; Closing Efforts. Each of the Company and the Operating Partnership shall perform and observe all of its obligations to the Lender under each of the agreements, documents or instruments contemplated by this Agreement in all material respects. Prior to the Closing, each of the Company and the Operating Partnership shall use its reasonable best efforts to cause all conditions to Lender's obligations to close to be satisfied.

     3K. Reservation of Common Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issuance upon exchange of the Exchangeable Note and exercise of the Warrants, such number of Common Shares that is issuable upon the respective exchange and exercise thereof. All Common Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges, except for such taxes, liens and charges attributable to any action that may have been taken by the holder thereof. The Company shall take all such actions as may be necessary to ensure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

     3L. Grant of Limited Exception to Ownership Limitations. Subject to the continuing accuracy of the Lender's representations contained in the certificate required pursuant to Section 2K of this Agreement, the Company shall not reverse or rescind the limited exception required to be granted pursuant to Section 2K of this Agreement. The Company agrees to grant a similar waiver to any transferee(s) of any portion of the Exchangeable Notes; provided, that such transferee does not own any other equity security of the Company or the Operating Partnership.

     3M. Designation of Trustees. The holders of a majority of the outstanding aggregate principal amount of the Notes shall have the right to designate in writing to the Company (i) in the case where the number of Trustees on the Company's Board of Trustees (excluding any Trustees designated by such holder) is 10 or fewer, one representative and (ii) in the case where the number of Trustees on the Company's Board of Trustees (excluding any Trustees designated by such holder) is 10 or more, two representatives, to be elected to the Company's Board of Trustees, and the Company shall use its reasonable efforts, subject to the duties of its trustees under Maryland law, to nominate such representative(s) for election to the Board of Trustees. The Company shall not take any action which would diminish the prospects of such representative(s) being elected to the Board of Trustees. Each such representative elected to the Board of Trustees shall be entitled to receive the same compensation as all other non-officer Trustees and shall be considered a Non-Management Trustee; provided, that if any representative is an officer or employee of the Lender or any Affiliate of the Lender, then such compensation shall be paid directly to the Lender. All out-of-pocket expenses of each representative incurred in connection with attending regular and special board meetings and any meeting of any board committee shall be paid by the Company. Upon repayment of the Notes in full, the Lender shall cause such representative(s) to resign from the Company's Board of Trustees.

     3N. Use of Proceeds. The Company and its Subsidiaries shall use the net cash proceeds of the Transactions to fund amounts used to pay and set aside funds for the payment of dividends on the Series B Preferred Shares so as to permit the Transactions (such amount being approximately $4.5 million) and repay the loan by FBR Asset Investment Corporation to Prime Aurora L.L.C. which is guaranteed by the Operating Partnership and for Transaction expenses and general corporate purposes.

     3O. NYSE Listing. The Company shall use its best efforts to continue to have its Common Shares listed for trading on the New York Stock Exchange.

     3P. Forced Sale Right. If any Event of Default has occurred, Lender shall have the right to sell or force the sale of the 1455 Sequoia Building in a transaction acceptable to Lender in its sole and absolute discretion, provided that the sale proceeds are sufficient to pay off the 1455 Sequoia Drive Construction Loan in full. The Company and the Operating Partnership agree to cause Prime Aurora, L.L.C. to appoint Lender as its attorney-in-fact for the purpose of effecting any such sale, and such appointment shall be irrevocable and coupled with an interest. The remaining sales proceeds (after repayment of the 1455 Sequoia Drive Construction Loan and related expenses of such sale) shall be used, at Lender's discretion and direction, to repay the Notes (with such repayment being applied first to the Exchangeable Notes and then to the New Notes).

     3Q. First Offer Right. Prior to the Closing, none of the Company, the Operating Partnership or any Guarantor shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any interest in any Pledged Securities (other than item 1 on the attached Pledged Securities Schedule) or Mortgaged Property (the "ROFO Property"). To the extent the Pledged Securities consist of less than all of the membership interests in a limited liability company, and the Transferring Person desires to Transfer all of the membership interests in such limited liability company, the Transferring Person may, but shall not be required to, include all of the membership interests in such limited liability company in the Offer Notice, in which case the Lender must exercise or refrain from exercising its rights pursuant to this Section 3Q with respect to all such membership interests contained in the Offer Notice. After the Closing, at least 21 days prior to making a Transfer of any interest in any ROFO Property, the transferring Person (the "Transferring Person") shall deliver a written notice (an "Offer Notice") to the Lender. The Offer Notice shall disclose in reasonable detail the proposed purchase price of the ROFO Property and the other material terms and conditions of the Transfer and the identity of the prospective transferee(s) (if known). No Offer Notice may specify more ROFO Property than is described by a single numbered item (provided that a single numbered item shall include all immediately following lettered items) on either the Pledged Securities Schedule or the Mortgaged Properties Schedule, provided, however, that if any such single numbered item specifies a percentage interest in any limited liability company, the Offer Notice may specify a larger percentage interest in such limited liability company. More than one Offer Notice may be given from time to time by any Transferring Person. Lender may elect to purchase all (but not less than all) of the ROFO Property specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election (the "Election Notice") to the Company prior to the expiration of the 21-day period after the delivery of the Offer Notice (the "Election Period"). If Lender has elected to purchase any ROFO Property from the Transferring Person, the transfer of such ROFO Property shall be consummated as soon as practical after the delivery of the Election Notice to the Transferring Person. To the extent that Lender has not elected to purchase all of the ROFO Property being offered, the Transferring Person may, within 180 days after the expiration of the Election Period, Transfer such other ROFO Property to one or more third parties at a price no less than 95% of the purchase price (which shall be payable solely in cash at the closing of the transaction) specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to Lender in the Offer Notice. The net sales proceeds of any Pledged Securities (other than item 1 on the attached Pledged Securities Schedule) and Mortgaged Property shall be used, at Lender's discretion and direction, to repay the Notes (with such repayment being applied first to the Exchangeable Notes and then to the New Notes). Any ROFO Property not transferred within such 180-day period in accordance with the terms contained in the Offer Notice shall be reoffered to Lender under this Section 3Q prior to any subsequent Transfer. To the extent that the Pledged Securities consist of pledges of interests in a limited liability company, the right of first offer contained in this Section 3Q shall not extend to any property owned by such limited liability company.

     3R. Duration of Covenants. The covenants contained in this Section 3 shall remain in effect from the date of this Agreement so long as any amount of the Notes remains outstanding except that (i) the covenants contained in Sections 3K and 3L shall remain in effect so long as any amount of the Exchangeable Note remains outstanding or Warrants are outstanding; (ii) the covenants contained in
Section 3E shall remain in effect until one year following the date that no amount of the Notes remains outstanding and no Warrants are outstanding; and
(iii) the covenants contained in the first sentence of Section 3C shall remain in effect only until the end of the first calendar year in which Lender no longer holds any portion of a Note.

     Section 4 Representations and Warranties of the Company and the Operating Partnership. As a material inducement to the Lender to enter into this Agreement, each of the Operating Partnership and the Company hereby represents and warrants that:

     4A. Organization, Power and Licenses. The Company is duly organized, validly existing as a real estate investment trust and in good standing under the laws of the State of Maryland and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. The Operating Partnership is duly organized, validly existing as a limited partnership and in good standing under the Delaware Revised Uniform Limited Partnership Act and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. Each of the Operating Partnership and the Company possesses all requisite power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     4B. Capital Stock and Related Matters.

          (i) As of the Closing and immediately thereafter, the authorized (or in the case of preferred shares, designated), issued and outstanding shares of beneficial interest of the Company shall consist of (a) 100,000,000, 15,692,614 and 15,692,614 Common Shares (plus any Common Shares issued in exchange for common units of the Operating Partnership pursuant to Section
     8.6 of the Amended and Restated Agreement of limited partnership of the Operating Partnership, dated as of November 17, 1997), respectively, of which 3,000,000 Common Shares shall be reserved for issuance upon exchange of the Exchangeable Note and exercise of the Warrants, (b) 2,000,000, 2,000,000 and 2,000,000 Series A Shares, respectively, and (c) 4,000,000, 4,000,000 and 4,000,000 shares, respectively, of the Company's Series B Cumulative Redeemable Preferred Shares of Beneficial Interest. As of the Closing and immediately thereafter, the authorized, issued and outstanding partnership interests of the Operating Partnership (other than units held by the Company) shall consist of 11,057,485. As of the Closing, neither the Company, the Operating Partnership nor any Subsidiary shall have outstanding any Capital Stock or securities convertible or exchangeable for any Capital Stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its Capital Stock or any stock or securities convertible into or exchangeable for its Capital Stock or any stock appreciation rights or phantom stock plans, except for the Exchangeable Note, the Warrants, and except as set forth in the first sentence of this Section 4B(i) or on the attached Capitalization Schedule. As of the Closing, neither the Company, the Operating Partnership nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any Capital Stock or any warrants, options or other rights to acquire its Capital Stock, except as set forth on the Capitalization Schedule. As of the Closing, all of the Company's outstanding Capital Stock shall be validly issued, fully paid and nonassessable. When issued pursuant thereto, the Common Shares issuable upon exercise of the Warrants and exchange of the Exchangeable Note will be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or contractual preemptive rights, rights of refusal or rights of first offer with respect to the issuance of the Securities hereunder, the issuance of the Common Shares upon exchange of the Exchangeable Note or upon exercise of the Warrants, or the Transactions contemplated hereby. Assuming the accuracy of the Lender's representations set forth in Section 7C(i), the offer, sale and issuance of the Securities hereunder, the Common Shares upon exchange of the Exchangeable Note or upon exercise of the Warrants, and the Transactions contemplated hereby do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's or any Subsidiary's knowledge, there are no agreements between the holders of the Company's or any Subsidiary's Capital Stock with respect to the voting or transfer of the Company's or any Subsidiary's Capital Stock or with respect to any other aspect of the Company's or any Subsidiary's affairs, except as set forth on the Capitalization Schedule. Except as disclosed in the Capitalization Schedule, the Company is not a party to any agreement providing for Persons to be elected or appointed to its Board of Trustees.

     4C. Subsidiaries; Investments. The attached Subsidiary Schedule correctly sets forth the name of each Subsidiary, the jurisdiction of its organization and the Persons owning the outstanding Capital Stock of such Subsidiary. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, possesses all requisite power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. All of the outstanding Capital Stock of each Subsidiary is validly issued, fully paid and nonassessable, and all such Capital Stock is owned, except as set forth on the attached Subsidiary Schedule, by the Company, the Operating Partnership or another Subsidiary free and clear of any Lien and is not subject to any option or right to purchase any such Capital Stock except for purchase rights set forth on the attached Joint Venture Buy/Sell Schedule and Liens created under, pursuant to or in connection with this Agreement and the Notes and/or relating to mezzanine debt as set forth on the attached Capital Stock Liens Schedule. Except as set forth on the Subsidiary Schedule and/or the Joint Venture Buy/Sell Schedule, neither the Company nor any Subsidiary owns, holds the right to acquire or has any obligation to acquire any Capital Stock or any other security or interest in any other Person.

     4D. Authorization; No Breach. The execution, delivery and performance of this Agreement, the Securities and all other agreements and instruments contemplated hereby have been duly authorized by the Company, the Operating Partnership and each Guarantor. This Agreement, the Securities and all other agreements and instruments contemplated hereby to which the Company, the
Operating Partnership or any Guarantor is a party each (once executed and delivered by the Company or the Operating Partnership, as the case may be) constitutes a valid and binding obligation of each of the Company, the Operating Partnership and the Guarantors to the extent they are a party to such agreement or instrument, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies. The execution and delivery by the Company, the Operating Partnership and each Guarantor of this Agreement, the Securities and all other agreements and instruments contemplated hereby, the offering, sale and issuance of the Securities hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, the Operating Partnership and each Guarantor, do not and shall not except as set forth on the attached Consents Schedule (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's, the Operating Partnership's or any Subsidiary's Capital Stock or assets pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Declaration of Trust or bylaws of the Company, the Limited Partnership Agreement of the Operating Partnership or the applicable governing documents of any Subsidiary, or any law, statute, rule or regulation to which the Company, the Operating Partnership or any Subsidiary is subject (including, without limitation, any usury laws applicable to the Notes), or any material agreement, instrument, order, judgment or decree to which the Company, the Operating Partnership or any Subsidiary is subject. Except as set forth on the attached Restrictions Schedule, none of the Subsidiaries is subject to any restrictions upon making loans or advances or paying dividends to, transferring property to, or repaying any Indebtedness owed to, the Company, the Operating Partnership or another Subsidiary.

     4E. Financial Statements. Each of the Financial Statements (including in all cases the notes thereto) is accurate and complete in all material respects, and presents fairly the consolidated financial position of the Company and its consolidated Subsidiaries as of the date specified and the consolidated results of their operations for the periods specified, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in conformity with GAAP.

     4F. Absence of Undisclosed Liabilities. Except as set forth on the attached Liabilities Schedule, the Company, the Operating Partnership and the Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the most recent balance sheet included in the Financial Statements (including any notes thereto), (ii) liabilities and obligations that have arisen after the date of the most recent balance sheet included in the Financial Statements (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, environmental matter, claim or lawsuit), which such liabilities and obligations do not exceed $2,000,000 in the aggregate (other than trade payables incurred in the ordinary course of business consistent with past practices) and (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement or the Company's reports on Form 10-K, Form 10-Q and Form 8-K, its proxy statements and any SEC filings related to the Company's share plans, and any Schedule 13D naming the Company as the issuer, each as filed with the Securities and Exchange Commission on or before the date immediately preceding the date of this Agreement (the "SEC Filings").

     4G. No Material Adverse Change. Other than as set forth in the SEC Filings, since December 31, 2001, there has been no material adverse change in the financial condition, operating results, assets, operations or prospects of the Company, the Operating Partnership and the Subsidiaries taken as a whole.

     4H. Absence of Certain Developments.

          (i) Except as expressly contemplated by this Agreement relating to matters set forth or disclosed in the SEC Filings or on the attached
     Developments Schedule or any other Schedules to this Agreement, provided that any matter disclosed in any other Schedule to this Agreement is described in reasonable detail and its relationship to this Section 4H is clear from such description, since December 31, 2001, neither the Company, the Operating Partnership nor any Subsidiary has:

          (a) issued any note, bonds or other debt securities or any Capital Stock or other equity securities or any securities convertible, exchangeable or exercisable into any Capital Stock or other equity securities;

          (b) borrowed any amount or incurred or become subject to any material liabilities, except pursuant to Authorized Refinancings and current liabilities incurred in the ordinary course of business consistent with past practices and liabilities under contracts entered into in the ordinary course of business;

          (c) discharged or satisfied any material Lien or paid any material obligation or liability, other than pursuant to Authorized Refinancings and current liabilities paid in the ordinary course of business (which shall include amounts paid in connection with the construction and development of Dearborn Center);

          (d) other than with respect to distributions by any Subsidiary of the Company and/or the Operating Partnership to the Operating
               Partnership or any Wholly-Owned Subsidiary of the Operating Partnership, declared or made any payment or distribution of cash or other property to the holders of its Capital Stock or other equity securities or purchased or redeemed any of its Capital Stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its Capital Stock or other equity securities);

          (e) mortgaged or pledged any of its properties or assets or subjected them to any material Lien (which Lien has not been satisfied), except pursuant to Authorized Refinancings and Liens for current property taxes not yet due and payable;

          (f) except as set forth on the Real Estate Asset Sales Schedule, sold, assigned or transferred any of its tangible assets, except in the ordinary course of business, or canceled any material debts or claims of the Company, the Operating Partnership or any Subsidiary;

          (g) other than pursuant to an Authorized Refinancing, sold, assigned or transferred to any Person any patents or patent applications, trademarks, service marks, trade names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets;

          (h) suffered any material extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business;

          (i) other than capital expenditures incurred in connection with the development of Dearborn Center, made capital expenditures that aggregate in excess of $5,000,000 or made commitments for capital expenditures that aggregate in excess of $5,000,000;

          (j) made any Investments in any Persons in excess of $5,000,000 in the aggregate;

          (k) suffered any damage, destruction or casualty loss exceeding in the aggregate $5,000,000, whether or not covered by insurance;

          (l) made any Investment in or taken steps to incorporate or organize any Subsidiary other than in the ordinary course of business; or

          (m) entered into any other material transaction other than in the ordinary course of business.

          (ii) Neither the Company, the Operating Partnership nor any Subsidiary has at any time made any bribes, kickback payments or other illegal payments.

          4I. Title to Properties; Leasehold Interests.

          (i) The Properties Schedule sets forth a complete and accurate list and the address of all real property owned, leased or subleased (as a landlord or sublandlord, as the case may be) by the Company, the Operating Partnership or any Subsidiaries or otherwise used in the operation or conduct of the Company's or Operating Partnership's business (collectively, and together with the land at each address referenced in the Properties Schedule and all buildings, structures and other improvements and fixtures located on or under such land and all easements, rights and other appurtenances to such land, the "Company Properties") and a list of all leases, subleases, licenses, concessions and other agreements (written or oral) excluding appurtenant easements, pursuant to which the Company, the Operating Partnership or any Subsidiary (as a tenant, sublessee, licensee or ground lessee, as the case may be) holds a leasehold or subleasehold estate in, or is granted the right to use or occupy any portion of the Company Properties (the "Property Leases"). The Company, the Operating Partnership, or in the case of Company Properties owned by Subsidiaries, such Subsidiaries, owns or own, as the case may be, good and marketable fee simple title (or, if so indicated in the Properties Schedule, leasehold title) to each of the Company Properties, in each case free and clear of any material Liens, title defects that have not been insured over by a title policy or endorsement, contractual restrictions or covenants, laws, ordinances or regulations affecting use or occupancy (including zoning regulation and building codes) or reservations of interests in title (collectively, "Property Restrictions"), except for (a) mortgage and other financing liens relating to Indebtedness disclosed on the Indebtedness Schedule; (b) Property Restrictions recorded against the properties or imposed or promulgated by law, ordinance or regulation or by any governmental authority, which are customary and typical for similar properties, (c) restrictions and rights of third parties contained in any of the documents set forth on the Contracts Schedule and/or the Real Estate Asset Sales Schedule, (d) rights of tenants and other third parties under and pursuant to leases, licenses and/or other occupancy agreements, and (e) other Property Restrictions that do not individually or in the aggregate materially impair the use or operation of any Company Property or as set forth in the Litigation Schedule (collectively, "Permitted Encumbrances"). To the Company's knowledge, none of the matters described in clauses (a),
     (b),  (c),  (d) or (e) of the  immediately  preceding  sentence  materially interferes with, materially impairs, or is materially violated by, the existence of any building or other structure or improvement which constitutes a part of, or the present use, occupancy or operation (or, if applicable, development) of, the Company Properties taken as a whole, and such matters do not, individually or in the aggregate, have a Material Adverse Effect. American Land Title Association policies of title insurance (or marked title insurance commitments having the same force and effect as title insurance policies) have been issued by national title insurance companies insuring the mortgage loans (in the case of 180 N. LaSalle and Continental Towers), or the fee simple or leasehold, as applicable, title of the Company, the Operating Partnership or any Subsidiaries, as applicable, to each of the Company Properties in amounts at least equal to the original cost thereof, subject only to Permitted Encumbrances and, to the Company's knowledge, such policies are valid and in full force and effect and no claim has been made under any such policy. Each of the Property Leases (i) except as noted on the Properties Schedule, is valid and subsisting and in full force and effect as against the Company or Subsidiary, as applicable, and, to the Company's knowledge, as against the landlord, and has not been amended, modified or supplemented, (ii) except as noted on the Properties Schedule, the Company or Subsidiary is in actual possession of the premises leased thereunder, (iii) except as set forth on the Properties Schedule, the Company or Subsidiary, as applicable, under any Property Lease is not in arrears in the payment of regular recurring monthly rent, (iv) none of the Company, the Operating Partnership or any Subsidiaries has made payment of rent under any Property Lease (other than security deposits) accruing for a period which is more than one month in advance, (v) no notice of default has been sent or received by the Company, the Operating Partnership or any Subsidiaries under any Property Lease which remains uncured as of the date hereof, and except as noted on the Properties Schedule, no default has occurred under any Property Lease that remains uncured as of the date hereof and, to the Company's knowledge, no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default under any Property Lease, and (vi) except as disclosed on the Properties Schedule, no landlord under any of the Property Leases has any kick-out rights or early termination rights (other than customary termination rights granted to landlords under leases, including, without limitation, rights to terminate on account of the occurrence of a default, casualty and/or condemnation).

          (ii) Except as set forth in the Properties Schedule, and except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has no knowledge
     (a) that any currently required certificate, permit or license (including building permits and certificates of occupancy for tenant spaces) from any governmental authority having jurisdiction over any Company Property or any agreement, easement or other right which is necessary to permit the lawful use, occupancy or operation of the existing buildings, structures or other improvements which constitute a part of any of the Company Properties or which are necessary to permit the lawful use and operation of utility service to any Company Property or of any existing driveways, roads or other means of egress and ingress to and from any of the Company Properties has not been obtained or is not in full force and effect, or of any pending threat of modification or cancellation of any of same, or (b) of any material violation by any Company Property of any federal, state or municipal law, ordinance, order, regulation or requirement, including any applicable zoning law or building code, or any easement, covenant, condition, restriction or similar provision in any instrument of record affecting any Company Property as a result of the use or occupancy of such Company Property or otherwise which would likely have a Material Adverse Effect. Except as set forth in the Properties Schedule, the Company has no knowledge of uninsured physical damage to any Company Property which would individually or in the aggregate have a Material Adverse Effect. To the Company's knowledge, except for repairs identified in the Properties Schedule, each Company Property, identified as an operating property in the Properties Schedule (the "Operating Properties"), (i) is in good operating condition and repair and is structurally sound and free of material defects, with no material alterations or repairs being required thereto under applicable law or insurance company requirements, and (ii) consists of sufficient land, parking areas, driveways and other improvements and lawful means of access and utility service and capacity to permit the use thereof in the manner and for the purposes to which it is presently devoted, except, in such case, to the extent that failure to meet such standards would not reasonably be expected to have a Material Adverse Effect.

          (iii) The Company has no knowledge (a) that any condemnation, eminent domain or rezoning proceedings are pending or threatened with respect to any of the Company Properties, (b) that any road widening or change of grade of any road adjacent to any Company Property is underway or has been proposed, (c) of any proposed change in the assessed valuation of any Company Property other than customarily scheduled revaluations, (d) of any special assessment made or threatened against any Company Property except as disclosed in the existing title policies, or (e) that any of the Company Properties is subject to any so-called "impact fee" or to any agreement with any governmental authority to pay for sewer extension, oversizing utilities, lighting or like expenses or charges for work or services by such governmental authority, except, in the case of each of the foregoing, to the extent that same would not reasonably be expected to have a Material Adverse Effect.

          (iv) To the Company's knowledge, each of the Operating Properties is an independent unit which does not rely on any facilities located on any property not included in such Operating Property to fulfill any municipal or governmental requirement or for the furnishing to such Operating
     Property of any essential building systems or utilities, other than facilities the benefit of which inures to the Operating Properties pursuant to one or more valid easements or other binding agreements. Each of the Operating Properties is served by public water and sanitary systems and all other utilities, and, to the Company's knowledge, each of the Operating Properties that purport to be contiguous are contiguous and are not separated by strips or gores. To the Company's knowledge, no portion of any Company Property is located in an area designated as a "Special Flood Hazard Area" as disclosed by the applicable Flood Insurance Rate Map issued by FEMA or if any portion of any Company Property is located in an area designated as a "Special Flood Hazard Area," the Company has obtained flood insurance with respect to such Company Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System. Except to the extent insured against forced removal, to the Company's knowledge, no material improvements constituting a part of any Company Property encroach on real property not constituting a part of such Company Property. No representation set forth in this subparagraph (iv) shall be deemed to be untrue unless such untruths are, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

          (v) To the knowledge of the Company, no Operating Property fails to comply with the requirements of the Americans with Disabilities Act (the "ADA") except for such non-compliance as the Company believes will not, individually or in the aggregate, have a Material Adverse Effect or such non-compliance is permitted due to the age and/or existing use of the applicable Operating Property.

          (vi) With respect to each lease, sublease or other right to use or occupy space in each Company Property (except for Property Leases and Tenancy Leases) (collectively, the "Company Leases") for premises larger than 100,000 square feet of rentable space as identified on the Properties Schedule (collectively, the "Material Company Leases"), except for matters which are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, (a) except as noted on the Properties Schedule, each of the Material Company Leases is valid and subsisting and in full force and effect as against the Company or Subsidiary, as applicable, and, to the Company's knowledge, as against the tenant, (b) except as noted on the Properties Schedule, the tenant under each of the Material Company Leases is in actual possession of the premises leased thereunder, (c) except as set forth on the Properties Schedule, no tenant under any Material Company Lease is more than 60 days in arrears in the payment of regular recurring monthly rent, (d) except as noted on the Properties Schedule, none of the Company, the Operating Partnership or any Subsidiaries has received any written notice from any tenant under any Material Company Lease of its intention to vacate, (e) none of the Company, the Operating Partnership or any Subsidiaries has collected payment of rent under any Material Company Lease (other than security deposits) accruing for a period which is more than one month in advance, (f) no notice of default has been sent or received by the landlord under any Material Company Lease which remains uncured as of the date hereof, except as noted on the Properties Schedule, no default has occurred under any Material Company Lease that remains uncured as of the date hereof and, to the Company's knowledge, no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default under any Material Company Lease, (g) except as disclosed on the Properties Schedule, no tenant under any of the Material Company Leases has any purchase options or kick-out rights or is entitled to any concessions, allowances, abatements, set-offs, rebates or refunds in excess of $50,000.00, (h) except for collateral pledges to existing lenders and collateral assignments by tenants in connection with the financing of fixtures and inventory in the premises with bona fide institutional lenders, none of the Material Company Leases and none of the rents or other amounts payable thereunder has been mortgaged, assigned, pledged or encumbered by any party thereto or otherwise, (i) no space of a material size in the Company Property is occupied by a tenant rent-free, (j) except as disclosed on the Properties Schedule, no tenant under any of the Material Company Leases has asserted any claim which is likely to materially affect the collection of rent from such tenant, and (k) except as disclosed on the Properties Schedule, the landlord under each Material Company Lease has fulfilled all of its obligations thereunder required as of the date hereof in respect of tenant improvements and capital expenditures.

          (vii) The Properties Schedule sets forth a complete and accurate list of all outstanding commitments, letters of intent, options, rights of first refusal or first offer or similar written or oral understandings made or entered into by the Company or any of its Subsidiaries as of the date hereof, (a) to sell, mortgage, pledge or hypothecate any Company Property or to otherwise enter into a material transaction in respect of the ownership or financing of any Company Property, or (b) to purchase or to acquire an option, right of first refusal or similar right in respect of any real property, with the exception of the rights of the Company to acquire vacant land, in which case the Properties Schedule shall only set forth the location where the Company has the rights to acquire such vacant land.

          (viii) The Company has disclosed to Lender all adverse matters known to the Company with respect to or in connection with the Company Properties (including the Company Leases and the Tenancy Leases (as defined below)), which would reasonably be expected to have a Material Adverse Effect.

          (ix) All ground leases underlying the Company Properties referenced in the Properties Schedule (collectively, the "Tenancy Leases") are accurately described in the Properties Schedule. To the Company's knowledge, each of the Tenancy Leases is valid, binding and in full force and effect. Except
     (a) as indicated in the Properties Schedule and (b) in connection with Indebtedness relating to the property applicable to Tenancy Leases as set forth on the Indebtedness Schedule, to the Company's knowledge, none of the Tenancy Leases is subject to any mortgage, pledge, Lien, sublease, assignment, license or other agreement granting to any third party any interest occupancy of any premises leased thereunder. To the Company's knowledge, except as set forth in the Properties Schedule, there is no pending or threatened proceeding which is reasonably likely to interfere with the quiet enjoyment of the tenant under any of the Tenancy Leases. Except as set forth in the Properties Schedule, as of the last day of the month preceding the date hereof and as of the last day of the month preceding the date of the Closing, no payment under any Tenancy Lease are delinquent and no notice of default thereunder has been sent or received by the Company, the Operating Partnership or any Subsidiaries that has not been cured. Except as set forth on the Properties Schedule, there does not exist under any of the Tenancy Leases any default that has not been cured, and, to the Company's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such default, except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

          (x) The Company, the Operating Partnership and all Subsidiaries have good and sufficient title to all personal and non-real properties and assets reflected in their books and records as being owned by them, free and clear of all Liens, except for Permitted Encumbrances and Permitted Liens.

          (xi) The Properties Schedule sets forth a complete and accurate list of all commitments by the Company or any of its Subsidiaries to make tenant improvements or capital expenditures under any Material Company Leases.

          4J. Tax Matters.

          (i) The Company, the Operating Partnership and the Subsidiaries have filed or caused to be filed all Tax Returns which they are required to file under applicable laws and regulations. All such Tax Returns were, at the time filed, complete and correct in all material respects and were prepared in compliance with all applicable laws and regulations. The Company, the Operating Partnership and the Subsidiaries have paid, or caused to be paid, all Taxes due and owing by them and have, as of the Closing, withheld and paid all Taxes, except those contested in good faith, which they are
     required  to  withhold   from  amounts  paid  or  owing  to  any  employee,
     shareholder, creditor or other third party; neither the Company, the Operating Partnership nor any Subsidiary has waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency. The statute of limitations for the federal income Tax Returns of the Company, the Operating Partnership and the Subsidiaries has been closed for all tax years through December 31, 1997. To the Company's knowledge, no foreign, federal, state or local tax audits or administrative or judicial proceedings are pending or being conducted with respect to the Company, the Operating Partnership or any Subsidiary except as disclosed on the attached Taxes Schedule. No information related to Tax matters has been requested by any foreign, federal, state or local taxing authority and no written notice indicating, to the Company's knowledge, an intent to open an audit or other review has been received by the Company or the Operating Partnership from any foreign, federal, state or local taxing authority; and, to the Company's knowledge, there are no unresolved questions or claims concerning the Company's, the Operating Partnership's or any Subsidiary's Tax liability except as disclosed on the attached Taxes Schedule.

          (ii) At all times during its existence, the Company has been qualified, and has elected to be treated, as a real estate investment trust pursuant to IRC ss.ss. 856 through 860 and the Company expects under present law to so qualify in the future.

          (iii) The Operating Partnership is not a publicly traded partnership that is taxed as a corporation under IRC ss.7704.

          (iv) None of the Company, the Operating Partnership or any Subsidiary is a party to or bound by any Tax allocation or Tax sharing or indemnification agreement with any person, except as disclosed on the attached Taxes Schedule. No claim has ever been made by a taxing authority in a jurisdiction where the Company, the Operating Partnership or any Subsidiary does not file Tax Returns that such Person is or may be subject to taxation by such jurisdiction. Each of the Company, the Operating Partnership and the Subsidiaries has provided to the Lender complete copies of all income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Company, the Operating Partnership or any Subsidiary for the past three (3) years. There are no Liens for Taxes (other than for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP) upon the assets of the Company, the Operating Partnership or any Subsidiary.

          (v) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, Capital Stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

          4K. Contracts and Commitments.

          (i) Except as expressly permitted or contemplated by this Agreement or as set forth on the attached Contract Schedules or disclosed in the Company's SEC Filings neither the Company, the Operating Partnership nor any Subsidiary is a party to or bound by any written or oral:

          (a) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan or arrangement, or any collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

          (b) contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual compensation in excess of $100,000 or contract relating to loans to officers, trustees, directors or Affiliates;

          (c) contract under which the Company, the Operating Partnership or Subsidiary has advanced or loaned any other Person amounts in the aggregate exceeding $500,000;

          (d) agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any asset or group of assets of the Company, the Operating Partnership and the Subsidiaries;

          (e)  guarantee of any material obligation;

          (f) lease or agreement under which the Company, the Operating Partnership or any Subsidiary is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $100,000;

          (g) lease or agreement under which the Company, the Operating Partnership or any Subsidiary is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company, the Operating Partnership or any Subsidiary except for service contracts entered into in the ordinary course of business where the use and operation of such property by such third party is related to and incidental to the performance of service under such contracts;

          (h) contract or group of related contracts with the same party or group of affiliated parties the performance of which involves payment by the Company, the Operating Partnership or any Subsidiary of consideration in excess of $500,000 per year;

          (i) assignment, license, indemnification or agreement with respect to any material intangible property;

          (j) agreement under which it has granted any Person any registration rights (including, without limitation, demand and piggyback registration rights);

          (k) property service agreement providing for consideration in excess of $100,000 per year with a term of more than six months which is not terminable by the Company, the Operating Partnership or any Subsidiary upon 30 days' notice or less without a material penalty;

          (l) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

          (m) any other agreement which is material to its operations and business prospects or involves a consideration in excess of $500,000 annually.

          (ii) All of the material contracts, agreements and instruments required to be disclosed hereunder pursuant to paragraph 4K(i) are valid, binding and enforceable in accordance with their respective terms; the Company, the Operating Partnership and each Subsidiary have performed all material obligations required to be performed by them and are not in default under or in breach of nor in receipt of any claim of default or breach under any material contract, agreement or instrument set forth on the Contract Schedule; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company, the Operating Partnership or any Subsidiary under any material contract, agreement or instrument set forth on the Contract Schedule; neither the Company, the Operating Partnership nor any Subsidiary has any present expectation or intention of not fully performing all such obligations; and neither the Company, the Operating Partnership nor any Subsidiary has knowledge of any breach or anticipated breach by the other parties to any contract, agreement or instrument set forth on the Contract Schedule.

          (iii) Lender's special counsel has had the opportunity to review a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are required to be disclosed pursuant to Section 4I or Section 4K, together with all amendments, waivers or other changes thereto.

     4L. Litigation, etc. Except as set forth on the attached Litigation Schedule, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company, the Operating Partnership or any Subsidiary (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees (in their capacities as such) of the Company, the Operating Partnership and the Subsidiaries with respect to their businesses or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company, the Operating Partnership nor any Subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries; and, to the best of the Company's knowledge, there is no valid basis for any of the foregoing. Neither the Company, the Operating Partnership nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency.

     4M. Governmental Consent, etc.. Except for any action by the Securities and Exchange Commission required in connection with the Registration Agreement, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company or the Operating Partnership of this Agreement or the other agreements and instruments contemplated hereby, or the consummation by the Company or the Operating Partnership of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

     4N. Insurance. Neither the Company, the Operating Partnership nor any Subsidiary is in default with respect to its obligations under any insurance policy maintained by it, and neither the Company, the Operating Partnership nor any Subsidiary has been denied insurance coverage. The insurance coverage of the Company, the Operating Partnership and the Subsidiaries is customary for companies of similar size engaged in similar lines of business, including insurance against terrorism. The Company, the Operating Partnership and the Subsidiaries do not have any self-insurance or co-insurance programs except as described on the attached Insurance Schedule.

     4O. Employees. The Company is not aware that any executive or key employee of the Company, the Operating Partnership or any Subsidiary or any group of employees of the Company, the Operating Partnership or any Subsidiary has any plans to terminate employment with the Company, the Operating Partnership or any Subsidiary. The Company, the Operating Partnership and each Subsidiary have complied in all material respects with all laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and other than as set forth on the attached Litigation Schedule, the Company is not aware that it, the Operating Partnership or any Subsidiary has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances). Neither the Company, the Operating Partnership, the Subsidiaries nor, to the best of the Company's knowledge, any of their employees is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to, affecting or in conflict with the present or proposed business activities of the Company, the Operating Partnership and the Subsidiaries, except for agreements between the Company and its present and former employees.

     4P. ERISA.

     (i) Multiemployer Plans. Except as disclosed on the attached Benefit Schedule, the Company does not have any obligation to contribute to any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")). The Company has not incurred any withdrawal liability that has not been paid in full, and there is no potential material withdrawal liability.

     (ii) Retiree Welfare Plans. The Company does not maintain or have any obligation to contribute to (or any other liability with respect to) any plan or arrangement whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the IRC or as required under applicable state law).

     (iii) Defined Benefit Plans. The Company does not maintain, contribute to or have any liability under (or with respect to) any employee plan which is a tax-qualified "defined benefit plan" (as defined in Section 3(35) of ERISA), whether or not terminated.

     (iv) Defined Contribution Plans. Except as disclosed on the attached Benefit Schedule, the Company does not maintain, contribute to or have any liability under (or with respect to) any employee plan which is a tax-qualified "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated, and each such "defined contribution plan" complies in form and operation in all material respects in accordance with its terms and applicable law and has received a favorable determination letter from the Internal Revenue Service that it is so qualified under the IRC and the Company is not aware of any facts or circumstances which could result in the loss of such qualified status.

     (v) Other Plans. Except as set forth on the attached Benefit Schedule, the Company does not maintain, contribute to or have any liability under (or with respect to) any plan or arrangement providing benefits to current or former employees, including any bonus plan, plan for deferred compensation, employee health or other welfare benefit plan or other arrangement, whether or not terminated. Each such plan listed on the Benefit Schedule complies in form and operation in all material respects with its terms and applicable law.

     (vi) The Company. For purposes of this Section 4P, the term "Company" includes all organizations under common control with the Company pursuant to
Section 414(b) or (c) of the IRC.

     4Q. Compliance with Laws. None of the Company, the Operating Partnership or any Subsidiary has violated any law or any governmental regulation or requirement which violation would reasonably be expected to result in any loss, damage or expense in excess of $500,000, and neither the Company, the Operating Partnership nor any Subsidiary has received notice of any such violation except as set forth on the Litigation Schedule. None of the Company, the Operating
Partnership or any Subsidiary is subject to, or has reason to believe it may become subject to, any material liability (contingent or otherwise) or material corrective or remedial obligation arising under any federal, state, local or foreign law, rule or regulation (including the common law).

     4R. Environmental and Safety Matters.

     (i) For  purposes of this  Agreement,  the term  "Environmental  and Safety
Requirements" shall mean all applicable federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety, pollution, or protection of the environment (including, without limitation, all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation) each as amended, and as now or hereafter in effect; "Release" shall have the meaning set forth in CERCLA (as defined below); and "Environmental Lien" shall mean any Lien, whether recorded or unrecorded, in favor of any governmental entity, relating to any liability of the Company, the Operating Partnership or any Subsidiary arising under any Environmental and Safety Requirements. All Environmental and Safety Matters are addressed by this Section 4R unless specifically mentioned elsewhere.

     (ii) Except as set forth on the attached Environmental Schedule:

          (a) The Company, the Operating Partnership, the Subsidiaries and their respective predecessors or Affiliates have complied in all material respects with and are currently in compliance in all material respects with all Environmental and Safety Requirements, and neither the Company, the Operating Partnership nor the
               Subsidiaries nor any of their respective predecessors or Affiliates have received any written notice, report or information regarding any actual or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or any corrective, investigatory or remedial obligations arising under, or any actual or alleged violation of, Environmental and Safety Requirements which relate to the Company, the Operating Partnership or the Subsidiaries or any of their properties or facilities, except as would not be material.

          (b) Without limiting the generality of the foregoing, the Company, the Operating Partnership and the Subsidiaries and their respective predecessors or Affiliates have obtained and complied in all material respects with, and are currently in compliance in all material respects with, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupancy of their properties or facilities or the operation of their businesses.

          (c) Neither this Agreement nor the consummation of the transactions contemplated by this Agreement will impose any obligations on the Company, the Operating Partnership and the Subsidiaries or otherwise for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including, without limitation, any so-called "transaction-triggered" or "responsible property transfer" laws and regulations).

          (d) To the Company's knowledge, none of the following exists at any property or facility owned, occupied or operated by the Company, the Operating Partnership or any of the Subsidiaries in violation of Environmental and Safety Requirements or is in a condition that would reasonably be expected to give rise to material liability under Environmental and Safety Requirements:

               (1)  underground storage tanks or surface impoundments;

               (2)  asbestos containing materials; or

               (3)  materials or equipment containing polychlorinated biphenyls.

          (e) Neither the Company, the Operating Partnership nor any of the Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any Hazardous Materials or owned, occupied or operated any facility or property (and no such facility or property is contaminated by any substance), so as to give rise to material liabilities or obligations of the Company, the Operating Partnership or the Subsidiaries, including without limitation, any liability or obligation for response costs, natural resource damages or related attorney fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, or any other Environmental and Safety Requirements.

          (f) Without limiting the generality of the foregoing, no facts, events or conditions relating to the past or present properties, facilities or operations of the Company, the Operating Partnership, the Subsidiaries or any of their respective predecessors or Affiliates would reasonably be expected to prevent, hinder or limit continued compliance in all material respects with Environmental and Safety Requirements, give rise to any material corrective, investigatory or remedial obligations pursuant to Environmental and Safety Requirements or give rise to any other material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or obligations pursuant to Environmental and Safety Requirements (including, without limitation, those liabilities relating to onsite or offsite Releases or threatened Releases of Hazardous Materials, personal injury, property damage or natural resources damage).

          (g) Neither the Company, the Operating Partnership nor any of the Subsidiaries has assumed or undertaken any material liability or obligation, including without limitation, any corrective, investigatory or remedial obligation of any other Person relating to any Environmental and Safety Requirements.

          (h) No Environmental Lien has attached to any property owned, leased or operated by the Company, the Operating Partnership or any of the Subsidiaries.

          (iii) The Company has made available to Lender all material environmental studies, assessments, audits and reports and any other material environmental documents that relate to the Company, the Operating Partnership, the Subsidiaries, any of their respective predecessors, or any of their past or present properties, facilities or operations to the extent the foregoing are in the possession, custody or control of the Company, the Operating Partnership or any Subsidiary, and neither the Company nor the Operating Partnership are aware of any other such studies, assessments, audits, reports or documents.

     4S. Affiliated Transactions. Except as set forth on the attached Affiliated Transactions Schedule or in the SEC Filings, to the Company's knowledge, no senior vice president or higher ranking officer, director, trustee or Affiliate of the Company, the Operating Partnership or any Subsidiary or any husband, wife, mother, father, son or daughter (including such relations by marriage) to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company, the Operating Partnership or any Subsidiary or has any material interest in any material property used by the Company, the Operating Partnership or any Subsidiary.

     4T. Non-Competition. Except as set forth on the attached Non-Competition Schedule, to the Company's knowledge no senior vice president or higher ranking officer, trustee or director of the Company, the Operating Partnership or any Subsidiary (a) is a director, trustee or officer of, or (b) has a material business relationship with or ownership of, any Person (other than the Company, the Operating Partnership or any Subsidiary) engaged in the supervision, management, development, marketing, ownership or operation of any office or industrial real estate facilities.

     4U. REOC Status. The Operating Partnership is and at all times since its creation has been a REOC.

     4V. Solvency, etc.. Each of the Company and the Operating Partnership is solvent as of the date of this Agreement and shall not become insolvent as a result of the consummation of the transactions contemplated by this Agreement. Each of the Company and the Operating Partnership is, and after giving effect to the transactions contemplated by this Agreement shall be, able to pay its debts as they become due in the usual course of business, and each of the Company's property and the Operating Partnership's property now has, and after giving effect to the transactions contemplated hereby shall have, a fair salable value greater than the amounts required to pay its total liabilities (including a reasonable estimate of the amount of all contingent liabilities). Each of the Company and the Operating Partnership has adequate capital to carry on its business, and after giving effect to the transactions contemplated by this Agreement, the Company and the Operating Partnership shall have adequate capital to conduct its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or the Operating Partnership.

     4W. Trustee and Officer Changes. Since March 31, 2002 there have been no changes in the Company's officers or the Company's Board of Trustees except (a) as set forth in the SEC Filings, (b) for designating a new chief executive officer and appointing him or her to the Company's Board of Trustees, (c) for appointing one member to the Company's Board of Trustees that is a designee of Vornado Realty Trust and (d) for appointing one Non-Management Trustee to the Company's Board of Trustees.

     4X. Investment Company. Neither the Company, the Operating Partnership nor any of the Subsidiaries is an "investment company" as defined under the Investment Company Act of 1940, as amended.

     4Y. Margin Securities. Neither the Company, the Operating Partnership nor any of the Subsidiaries is engaged in the business of extending credit for the purpose of buying or carrying "margin stock" within the meaning of Regulation U promulgated by the Board of Governors of the Federal Reserve Board, and no part of the proceeds realized from the sale of the Securities shall be used to buy or carry any such margin securities or used in violation of Regulations T, U or X.

     4Z. No Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company, the Operating Partnership or any Subsidiary. The Company and the Operating Partnership shall pay, and hold the Lender and its Affiliates harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim made by a party claiming through the Company, the Operating Partnership or any Subsidiary of either.

     4AA. Disclosure. Neither this Agreement, nor any of the exhibits, schedules, or attachments hereto contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. With respect to the financial projections furnished to the Lender by the Company, the Company represents and warrants that such projections were based upon assumptions reasonably believed by the Company to be reasonable and fair as of the date the projections were prepared in the context of the Company's history and current and reasonably foreseeable business conditions. There is no fact which has not been disclosed to the Lender in writing or in the SEC Filings and of which any of its officers, directors or executive employees is aware and which would reasonably be expected to have a Material Adverse Effect.

     4BB. Closing Date. The representations and warranties of the Company and the Operating Partnership contained in this Section 4 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, the Company or the Operating Partnership to the Lender, as finally amended, shall be true and correct in all material respects on the date of the Closing as though then made except the representations and warranties that speak as of a specific date or time other than the date of the Closing (which shall be true and correct in all material respects as of such date or time).

     4CC. Reports with the Securities and Exchange Commission. The Company has made available to the Lender complete and accurate copies of its annual report on Form 10-K for its three most recent fiscal years, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its shareholders. Such reports and filings (a) do not contain an untrue statement of a material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading and (b) complied in all material respects with the applicable requirements of the Securities Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations thereunder. The Company has made all filings with the Securities and Exchange Commission which it is required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph or for further information with respect thereto and, to the best knowledge of the Company, the Securities and Exchange Commission has not initiated any investigation of the Company.

     4DD. Knowledge. As used in this Section 4, the terms "knowledge" or "aware" shall mean the actual knowledge or awareness of the individuals listed on the attached Knowledge Schedule after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

     4EE. Argus Projections. The property cash flow projections prepared using "Argus" software previously delivered by the Company to the Lender reflected each of the items referred to in Item 2 (disclosure relating to Section 4I(ii)),
Item 5(b) (disclosure relating to Section 4I(vi)) and Item 9 (disclosure relating to Section 4I(xi)) of the attached Properties Schedule and each of the items referred to in the Rent Roll referred to in Item 7 (a) (disclosure relating to Section 4K(i)(g)) of the Contracts Schedule. Such projections are based on underlying assumptions of the Company, the Operating Partnership and the Subsidiaries which provide a reasonable basis for such projections. The Company reasonably believes that such underlying assumptions are fair and reasonable in light of the historical financial performance of the Company, the Operating Partnership and the Subsidiaries and of current and reasonable foreseeable business conditions.

     4FF. Springing Lockboxes. None of the springing lockboxes referred to on the attached Restrictions Schedule have been activated and, to the Company's knowledge, no condition exists that would give rise to the activation of any such springing lockbox solely by reason of the passage of time or the giving of notice by any Person.

     Section 5 Definitions.

     5A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

     "1455 Sequoia Building" shall mean the commercial real property, owned by 1455 Sequoia Drive, L.L.C., located in Aurora, Illinois.

     "1455 Sequoia Drive Construction Loan" shall mean that certain Construction Loan Agreement, dated as of May 31, 2000, by and between 1455 Sequoia Drive, L.L.C. and LaSalle Bank National Association, as amended.

     "ADA" shall have the meaning ascribed to such term in Section 4I(v).

     "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

     "Agreement" shall have the meaning ascribed in the recitals.

     "Authorized Refinancings" shall mean the refinancing, extension or modification of Indebtedness for borrowed money existing on the date hereof (as so refinanced, extended or modified, herein called "Refinancing Indebtedness"); provided, that (i) the amount of any such Indebtedness outstanding prior to such refinancing, extension or modification is not reduced thereby (other than (x) to the extent of any mandatory principal payment required or any amount that is due or pursuant to its terms becomes due at the time of such refinancing, extension or modification under the terms of such Indebtedness as of the date hereof or
(y) in connection with the extension of the Pine Meadow Construction Loan or the retirement of the FBR Aurora Land Loan), (ii) the Refinancing Indebtedness is subordinated to the Notes to at least the same extent as the Indebtedness being refinanced, extended or modified, if at all, (iii) the Refinancing Indebtedness is scheduled to mature at least 91 days after the maturity date of the Notes (other than in connection with the extension of the Pine Meadow Construction Loan or the 1455 Sequoia Drive Construction Loan or the retirement of the FBR Aurora Land Loan), (iv) that portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Notes has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being refinanced, extended or modified that is scheduled to mature on or prior to the maturity date of the Notes, (v) such Refinancing Indebtedness is incurred by the same Person or its successors in interest that initially incurred the Indebtedness being refinanced, extended or modified, and (vi) if such Refinancing Indebtedness is an aggregate principal amount that is greater than the aggregate principal amount of the Indebtedness being refinanced, extended or modified, and if the lender of such Refinancing Indebtedness does not specifically require such excess, as a material condition to entering into the Refinancing Indebtedness, to be designated for specific uses relating to any asset encumbered by such Refinancing Indebtedness, an amount equal to such excess shall have been paid immediately upon the consummation of such refinancing, extension or modification as a mandatory prepayment under the Notes, first to the repayment of the Exchangeable Note and then the New Note. The definition of Authorized Refinancings shall include extensions of Indebtedness existing on the date hereof by the existing terms of such Indebtedness and shall also include transactions pursuant to the provisions of Section 1031 of the IRC that do not result in an increase in the aggregate Indebtedness of the Company.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Chicago, Illinois are authorized or required by law, regulation or executive order to close.

     "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including beneficial interests and partnership interests, and any and all warrants or options to purchase any of the foregoing.

     "Casati and Heise Tax Indemnity Agreement" shall mean that certain Tax Indemnity Agreement, dated November 17, 1997, among the Operating Partnership, Roland E. Casati and Richard A. Heise.

     "CERCLA" shall have the meaning ascribed to such term in Section 4R(ii)(e).

     "Closing" shall have the meaning ascribed to such term in Section 1B.

     "Company" shall have the meaning ascribed to such term in the Preamble.

     "Company Leases" shall have the meaning ascribed to such term in Section 4I(vi).

     "Company  Properties"  shall  have the  meaning  ascribed  to such  term in
Section 4I(i).

     "Common Shares" shall mean the Company's Common Shares of Beneficial Interest, par value $0.01 per share, and any securities issued or issuable with respect to such securities by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of any limitation on the issuance of Common Shares or provisions protecting the holders of the Exchangeable Note or the Warrants against dilution, such term shall also include any Capital Stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Consolidated EBITDA" shall have the meaning set forth in Section 3H(iv).

     "Consolidated  Net Worth"  shall have the meaning  ascribed to such term in
Section 3H(i).

     "Consolidated  Total  Fixed  Charges A" shall have the meaning set forth in
Section 3H(v)(a).

     "Consolidated  Total  Fixed  Charges B" shall have the meaning set forth in
Section 3H(v)(b).

     "Consolidated  Total Interest  Expense" shall have the meaning set forth in
Section 3H(iv).

     "Constituent  Person"  shall  have the  meaning  ascribed  to such  term in
Section 8E.

     "Current Market Price" of publicly traded Common Shares or any other class of shares of beneficial interest or other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ Stock Market ("NASDAQ") or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Company's Board of Trustees.

     "Dearborn Center" means the real property commonly known as Dearborn Center at 131 S. Dearborn Street, Chicago, Illinois.

     "Dearborn  Center   Construction  Loan"  shall  mean  that  certain  Credit
Agreement, dated as of January 5, 2001, by and between Dearborn Center, L.L.C. and Bayerische Hypo-Und Vereinsbank AG, New York Branch, as amended.

     "Dearborn Center Mezzanine Loan" shall mean that certain Mezzanine Construction Loan Agreement, dated as of January 5, 2001, by and among Prime/Beitler Development Company, L.L.C., Bankers Trust Company, Vornado Realty Trust, MMBC Debt Holdings I, L.L.C. and New York Life Insurance Company, as amended.

     "Election  Notice" shall have the meaning  ascribed to such term in Section
3Q.

     "Election  Period" shall have the meaning  ascribed to such term in Section
3Q.

     "Environmental and Safety Requirements" shall have the meaning ascribed to such term in Section 4R(i).

     "Environmental Liabilities and Costs" shall mean, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute arising under any Environmental and Safety Requirement, permit, order or agreement with any governmental authority or any other Person, which relate to any environmental, health or safety condition or a Release or threatened Release.

     "Environmental  Lien"  shall  have the  meaning  ascribed  to such  term in
Section 4R(i).

     "ERISA" shall have the meaning ascribed to such term in Section 4P(i).

     "Event of Default" shall mean the occurrence of an Event of Default as defined in the Exchangeable Note. "Exchangeable Note" shall have the meaning set forth in Section 1A(i).

     "Exchange Price" shall mean the exchange price per Common Share for which the Exchangeable Note is exchangeable, as such Exchange Price may be adjusted pursuant to Section 8 hereof. The initial Exchange Price shall be $20.00.

     "Expiration Time" shall have the meaning ascribed to such term in Section 8D(iv).

     "Fair Market Value" shall mean as of any day the average of the daily Current Market Prices of a Common Share on the five (5) consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date," with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "FBR Aurora Land Loan" shall mean that certain Short-Term Loan Agreement, dated as of March 30, 2001, by and among Prime Aurora, L.L.C., the Operating Partnership and FBR Asset Investment Corporation, as amended.

     "Financial   Statements"  shall  mean  each  of  the  following   financial
statements: (a) the audited consolidated balance sheet of the Company as of December 31, 2001 and the related statements of income and cash flows for the fiscal year then ended as disclosed in the Company's report on Form 10-K for the year ended December 31, 2001; and (b) the unaudited consolidated balance sheet of the Company as of March 31, 2002 and the related unaudited statements of income and cash flows for the three-month period then ended as disclosed in the Company's report on Form 10-Q for the quarter ended March 31, 2002.

     "Funds From Operations" shall mean net income (loss) determined in accordance with GAAP, excluding gains (or losses) from sales of depreciable operating property, plus depreciation and amortization (other than amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures, all computed in a manner consistent with the revised definition of Funds From Operations adopted by the National Association of Real Estate Investment Trusts, in its White Paper dated April 2002, as such definitions have been or may be modified from time to time, as determined by the Company in good faith.

     "GAAP" shall have the meaning ascribed to such term in Section 3A.

     "Guarantee" shall have the meaning ascribed to such term in Section 9A.

     "Guaranteed  Obligations"  shall have the meaning  ascribed to such term in
Section 9A.

     "Guarantors" shall mean the Company; Prime Aurora, L.L.C.; Dekalb Business Park, L.L.C.; Libertyville Industrial, L.L.C.; and Oak Brook Business Center, L.L.C.

     "Hazardous Materials" shall mean any hazardous, or toxic material, substance or waste, chemical substance or mixture, pesticide, pollutant, contaminant, toxic chemical, petroleum product or byproduct, including without limitation, asbestos, polychlorinated biphenyls, and radiation.

     "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than thirteen months past due or which are contested in good faith), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, (vii) any indebtedness secured by a Lien on a Person's assets (other than statutory liens or liens related to trade payables) and
(viii) all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing, if the transaction giving rise to such obligation is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP, (ix) mandatory redemption, repurchase or dividend rights on capital stock (or other equity), including provisions that require the exchange of such capital stock (or other equity) for Indebtedness of the issuer (with the exception of existing rights to exchange common units of the Operating Partnership for Common Shares pursuant to Section 8.6 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 17, 1997, as amended.

     "Indemnified  Matters"  shall  have the  meaning  ascribed  to such term in
Section 10A(i).

     "Indemnitee"  shall  have the  meaning  ascribed  to such  term in  Section
10A(i).

     "Investment" means, with respect to any Person, (a) any purchase or other acquisition by that Person of (i) any Capital Stock issued by, (ii) a beneficial interest in any Capital Stock issued by, (iii) any other equity ownership interest in, or (iv) any notes, bonds or other debt securities of any other Person, (b) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person, (c) any loan, advance (other than prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business consistent with past practices), capital contribution by that Person to any other Person, or guarantee by that Person for the benefit of any other Person's creditors including all Indebtedness arising from a sale of property and (d) any deposit with a financial institution.

     "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

     "IRS" means the United States Internal Revenue Service.

     "Issue Date" shall mean the date on which the Exchangeable Note is issued.

     "Lender" shall have the meaning ascribed to such term in the Recitals.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement in the nature thereof), any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company, the Operating Partnership or any Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement.

     "Major  Transactions"  shall  have the  meaning  ascribed  to such  term in
Section 3D(i)(e).

     "Material Adverse Effect" means a material adverse effect on any of (i) the financial condition, operating results, assets, operations or prospects of the Company, the Operating Partnership and the Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages or the Registration Agreement,
(iii) the perfection or priority of the Liens granted pursuant to the Pledge and Security Agreement or the Mortgages, (iv) the ability of the Operating Partnership to repay the Notes or of the Company or the Operating Partnership to perform their respective obligations under this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages or the Registration Agreement, or
(v) the rights and remedies of the Lender under this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages or the Registration Agreement; provided, that (i) any adverse change in the financial condition, operations, business or prospects of Arthur Andersen, LLP and (ii) Arthur Andersen, LLP's failure to perform any obligation it owes to the Company, the Operating Partnership or any Subsidiary, shall not constitute a Material Adverse Effect.

     "Material  Company Leases" shall have the meaning  ascribed to such term in
Section 4I(vi).

     "Moody's" shall have the meaning ascribed to such term in Section 3F(iii).

     "Mortgaged Properties" means all of the interests in real estate listed on the attached Mortgaged Properties Schedule.

     "Mortgages" shall have the meaning ascribed to such term in Section 2D.

     "New Note" shall have the meaning set forth in Section 1A(ii).

     "Non-Electing  Share"  shall  have the  meaning  ascribed  to such  term in
Section 8E.

     "Non-Management Trustee" shall mean a trustee who: (A) is not, and has not at any time during the past five years been, (i) an officer (as defined in Rule 18A-1(f) under the Securities Exchange Act) of the Company or any Subsidiary of the Company or (ii) otherwise employed by the Company or any Subsidiary of the Company; (B) does not receive compensation, either directly or indirectly, from the Company or any Subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a trustee; (C) does not possess an interest in any business transaction with the Company or any Subsidiary of the Company; (D) is not engaged in any business relationship with the Company or any Subsidiary of the Company; (E) is not, and has not at any time during the past five years been, party to any tax indemnity or sharing agreement with the Company, the Operating Partnership or any Subsidiary; and (F) is not in the "immediate family" (as defined in Rule 18A-1(e) under the Securities Exchange
Act) of any Person who, if such Person were a trustee, would not be a Non-Management Trustee. Notwithstanding the foregoing, for purposes of this Agreement (i) any member of the Company's Board of Trustees that is a designee of the Lender, Vornado Realty Trust, Cadim, Inc. or the holders of the Company's Series B Shares pursuant to the Company's Declaration of Trust and (ii) any member of the Company's Board of Trustees who would be a Non-Management Trustee but for the fact that such member does not satisfy clause (D) above solely because such member has entered into a standstill agreement with the Company or the Company has granted such member a limited exception to the ownership limitations contained in the Company's Declaration of Trust, shall be a "Non-Management Trustee."

     "Notes" shall have the meaning ascribed to such term in Section 1A(ii).

     "Offer Notice" shall have the meaning ascribed to such term in Section 3Q.

     "Officer's Certificate" means a certificate signed by the Company's or Operating Partnership's, as applicable, president or its chief financial officer. In the case of any Officer's Certificate delivered pursuant to Section 3B(i), such certificate shall show in reasonable detail the calculations used in determining and demonstrating compliance with each of the financial covenants contained in Section 3H and Section 3I.

     "Operating Partnership" shall mean Prime Group Realty, L.P., a Delaware limited partnership.

     "Operating  Properties"  shall have the  meaning  ascribed  to such term in
Section 4I(ii).

     "Other Security" shall have the meaning ascribed to such term in Section 8D(iii).

     "Partially Owned Entities" shall have the meaning set forth in Section 3H(iv).

     "Permitted  Encumbrances"  shall have the meaning  ascribed to such term in
Section 4I(i).

     "Permitted Liens" means:

          (i) tax liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

          (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

          (iii) purchase money security interests in any property acquired by the Company, the Operating Partnership or any Subsidiary to the extent the Indebtedness secured thereby is permitted by this Agreement;

          (iv) interests or title of a lessor under any lease permitted by this Agreement;

          (v) mechanics', materialmen's or contractors' liens or encumbrances or any similar lien or restriction created by statute for amounts not yet due and payable or amounts being disputed by the Company for which adequate reserves have been established;

          (vi) easements, rights-of-way, restrictions and other similar charges and encumbrances not interfering with the ordinary conduct of the business of the Company, the Operating Partnership and the Subsidiaries or materially detracting from the value of the assets of the Company, the Operating Partnership and the Subsidiaries;

          (vii) liens outstanding on the date hereof which secure Indebtedness (or Indebtedness incurred pursuant to an Authorized Refinancing) and which are described in the schedules to this Agreement;

          (viii) attachment or judgment liens not to exceed an aggregate of $2,000,000 at any one time outstanding, but only to the extent the same do not constitute an Event of Default; and

          (ix) liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance, bid, surety, appeal or other similar bonds.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Pine Meadow Construction Loan" shall mean that certain Construction Loan Agreement, dated as of December 8, 2000, by and between Pine Meadow, L.L.C. and Corus Bank, N.A, as amended.

     "Pledge and Security Agreement" shall have the meaning ascribed to such term in Section 2B.

     "Pledged Securities" means the shares of Capital Stock listed on the attached Pledged Securities Schedule.

     "Potential Event of Default" means any event or occurrence which with the passage of time or the giving of notice or both would constitute an Event of Default.

     "Property Leases" shall have the meaning ascribed to such term in Section 4I(i).

     "Property  Restrictions"  shall have the  meaning  ascribed to such term in
Section 4I(i).

     "Purchased Shares" shall have the meaning ascribed to such term in Section 8D(iv).

     "Real Estate Assets" shall have the meaning set forth in Section 3H(iii).

     "Registration  Agreement"  shall have the meaning  ascribed to such term in
Section 2E.

     "Release" shall have the meaning ascribed to such term in Section 4R(i).

     "Remedial Action" shall mean all actions required to (a) clean up, remove, treat or in any other way address any Release in the environment, (b) prevent the Release or threat of Release or minimize the further Release so that a contaminant does not migrate or endanger or threaten to endanger public health or welfare or the environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "REOC" shall have the meaning ascribed to such term in Section 3C.

     "Restricted Securities" means (i) the Notes, (ii) the Warrants, (iii) the Common Shares issued upon exchange of the Exchangeable Note and (iv) the Common Shares issued upon the exercise of the Warrants. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 7C(ii)(e) have been delivered by the Company. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 7C(ii)(e).

     "ROFO Property" shall have the meaning ascribed to such term in Section 3Q.

     "S&P" shall have the meaning ascribed to such term in Section 3F(iii).

     "Sale Transaction" shall have the meaning ascribed to such term in Section 8E.

     "Securities" shall have the meaning set forth in Section 1A(iii).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "SEC Filings" shall have the meaning ascribed to such term in Section 4F.

     "Series A Shares"  shall have the meaning  ascribed to such term in Section
1B.

     "Series A Warrants" shall have the meaning ascribed to such term in Section 1A(iii).

     "Series  A-1  Warrants"  shall have the  meaning  ascribed  to such term in
Section 1A(iii).

     "Series  A-2  Warrants"  shall have the  meaning  ascribed  to such term in
Section 1A(iii).

     "Series B Warrants" shall have the meaning ascribed to such term in Section 1A(iii).

     "Series C Warrants" shall have the meaning ascribed to such term in Section 1A(iii).

     "Subsidiary" means any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or the Operating Partnership either directly or through one or more other Subsidiaries or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or the Operating Partnership either directly or through one or more other Subsidiaries or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For all purposes except financial covenants and determination of which entities shall be included in financial statements (which shall be determined in accordance with GAAP), the term "Subsidiary" shall include each other Person listed on the attached JV Schedule.

     "Tax" or "Taxes" shall have the meaning ascribed to such term in Section 4J(v).

     "Tenancy Leases" shall have the meaning ascribed to such term in Section 4I(ix).

     "Title Policies" shall have the meaning ascribed to such term in Section 3G(viii).

     "Total Assets" shall have the meaning set forth in Section 3H(iii).

     "Total Liabilities" shall have the meaning set forth in Section 3H(iii).

     "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the National Market System of NASDAQ, or if such securities are not quoted on such National Market System, in the securities market in which the securities are traded.

     "Transactions" shall have the meaning set forth in Section 1B.

     "Transfer" shall have the meaning ascribed to such term in Section 3Q.

     "Transferring  Person"  shall  have the  meaning  ascribed  to such term in
Section 3Q.

     "Unrestricted Cash" shall have the meaning set forth in Section 3H(ii).

     "Warrants" shall have the meaning set forth in Section 1(A)(iii).

     "Wholly-Owned  Subsidiary"  shall mean (i) any wholly-owned  Subsidiary and
(ii) so long as the Company and its Subsidiaries collectively own at least 51% of the Capital Stock of Prime/Beitler Development Company, L.L.C., both Dearborn Center, L.L.C. and Prime/Beitler Development Company, L.L.C.

     Section 6 Termination.

     6A. Termination. This Agreement may be terminated at any time prior to the Closing only as follows:

          (i) by the mutual written consent of the Lender, on the one hand, and the Company and the Operating Partnership, on the other hand;

          (ii) by the Lender, if there has been a material misrepresentation or a material breach of warranty or a material breach of a covenant by the Company or the Operating Partnership in the representations and warranties or covenants set forth in this Agreement or the Schedules and Exhibits attached hereto or in any agreement or document delivered or executed pursuant hereto, which in the case of any breach of covenant has not been cured by the earlier of (a) ten days after written notification thereof by the Lender to the Company or (b) June 28, 2002;

          (iii) by the Company, if there has been a material misrepresentation or a material breach of the Lender's representations and warranties set forth in Section 7C;

          (iv) by the Lender, if (a) any condition set forth in Section 2 has not been satisfied on or before June 28, 2002 or (b) the Company or the Operating Partnership is in default in any material respect of any of its obligations hereunder as of June 28, 2002; or

          (v) by the Company, if the transactions contemplated hereby have not been consummated by June 30, 2002; provided, that such termination shall not release any of the Company, the Operating Partnership or any Guarantor from any liability for any breach by such party of the terms and provisions of this Agreement.

In the event of termination by the Lender pursuant to this Section 6, written notice thereof (describing in reasonable detail the basis therefor) shall forthwith be delivered to the Company and the Operating Partnership.

     6B. Effect of Termination. In the event of termination of this Agreement by either the Lender or the Company and the Operating Partnership as provided above, this Agreement shall forthwith terminate and have no further force and effect, except that (a) the covenants and agreements set forth in this Section 6B and Sections 7A and 7B shall survive such termination indefinitely and (b) nothing in Section 6 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or impair the right of any party to compel specific performance by another party of its obligations under this Agreement.

     Section 7 Miscellaneous.

     7A. Expenses. The Company and the Operating Partnership, jointly and severally, shall pay as incurred, and hold the Lender and, in the case of clauses (ii) and (iv) below, any subsequent holder of any of the Securities and any securities issued upon exchange or exercise thereof harmless against liability for the payment of, (i)(a) the Lender's reasonable out-of-pocket fees and expenses arising in connection with the negotiation, evaluation and consummation of the transactions contemplated by this Agreement and (b) without duplication of clause (a) the reasonable fees and expenses of the Lender's special counsel and local counsel arising in connection with the due diligence, structuring and negotiation and consummation of the transactions contemplated by this Agreement and the transactions which preceded them, subject to a maximum as to such legal fees and expenses of $300,000 (not including amounts for which Lender requested reimbursement on or before May 1, 2002), (ii) the reasonable fees and expenses (including reasonable legal fees and expenses) incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement or the agreements and instruments contemplated hereby, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement and the transactions contemplated hereby, and (iv) the reasonable fees and expenses (including reasonable legal fees and expenses) incurred by each such Person in any filing with any governmental agency with respect to the signing of this Agreement and the Closing of its investment in the Company or the Operating Partnership or in any other filing with any governmental agency required in connection with the exercise of the Warrants or the exchange of the Exchangeable Notes; provided, that all filing and other fees incurred by the Lender in connection with the exercise of the Warrants and the exchange of the Exchangeable Notes related to any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall be borne 50% by the Lender and 50% by the Operating Partnership. The successful or prevailing party or parties shall be entitled to recover from the non-prevailing party or parties the reasonable fees and expenses (including legal fees and expenses) incurred with respect to the enforcement of the rights granted under or any litigation relating to this Agreement and the agreements and instruments contemplated hereby, in addition to any other relief to which it or they may be entitled.

     7B. Remedies. The Lender shall have all rights and remedies set forth in this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement and all rights and remedies which the Lender has been granted at any time under any other agreement or contract (to the extent such other agreement or contract is not superseded by this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages or the Registration Agreement) and all of the rights which the Lender has under any law. The Company, the Operating Partnership and the Lender acknowledge and agree that the other parties would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, the Company, the Operating Partnership and the Lender agree that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically (without posting a bond or security) this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled pursuant hereto.

     7C. Lender's Investment Representations; Transfer Conditions.

          (i)  Representations.

          (a) The Lender hereby represents that it is acquiring the Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

          (b) The Lender is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Maryland. The Lender has the requisite corporate power and authority, and has taken all required corporate action necessary, to execute, deliver, and perform its obligations under this Agreement.

          (c) This Agreement has been duly executed and delivered by the Lender and constitutes the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          (d) The execution, delivery and performance of this Agreement by the Lender and the consummation by the Lender of the transactions contemplated hereby do not (i) result in a violation of the Lender's Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Lender is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Lender by which any property or asset of the Lender is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, materially impair the Lender's ability to perform its obligations under this Agreement).

          (e) The Lender has received a copy of the Company's Declaration of Trust and understands the restrictions on transfer and ownership of the Company's shares of beneficial interest included therein related to the qualification by the Company as a real estate investment trust for federal income tax purposes pursuant to Sections 856 through 860 of the IRC.

          (f) In the normal course of its business or its investing activities, the Lender invests in or purchases securities similar to the Common Shares issuable upon exchange of the Exchangeable Note and upon exercise of the Warrants and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Common Shares. In the event the Exchangeable Note is exchanged, or the Warrants are exercised, for Common Shares, the Lender is aware that it may be required to bear the economic risk of an investment in the Common Shares for an indefinite period of time and it is able to bear such risk for an indefinite period.

          (g) The Lender understands and acknowledges and agrees that the issuance of the Common Shares underlying the Exchangeable Note and the Warrants has not been registered under the Securities Act or any other applicable securities law and, unless such Common Shares are registered for resale, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto.

          (h) In connection with its investment decision hereunder, the Lender has had access to such financial and other information concerning the Company, the Operating Partnership or any of their respective affiliates and the Common Shares as it deemed necessary in connection with its decision to purchase the Notes, the Warrants and any of the Common Shares, including an opportunity to ask questions and request information from the Company.

          (ii) Transfer Conditions.

          (a) General Provisions. The Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or, with respect to the Notes and the Warrants Rule 144A, of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph (b) below, any other legally available means of transfer.

          (b) Opinion Delivery. In connection with the transfer of any Restricted Securities (other than a transfer described in paragraph (a)(i) or (a)(ii) above) or a transfer to the Company or any Subsidiary, the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph (e). If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph (e) below.

          (c) Rule 144A. Upon the request of the Lender in a transfer of Restricted Securities to which Rule 144A is applicable, the Company shall promptly supply to the Lender or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          (d) Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities and subject to the satisfaction of paragraph (b), remove the legend set forth in paragraph (e) from the certificates for such Restricted Securities.

          (e) Legend. Except as provided herein, each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

        "The securities represented by this certificate were originally issued on ______________, and have not been registered for resale under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Securities Purchase and Exchange Agreement, dated as of June 13, 2002 as amended and modified from time to time, between the issuer (the "Company") and the original holder hereof. The Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

     7D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company and the Operating Partnership may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company and the Operating Partnership has obtained the written consent of the holders of a majority of the outstanding principal amount of the Notes and, if such amendment adversely affects any provision relating to the Warrants, the holders of a majority of the Common Shares issuable upon exercise of the Warrants then outstanding. No other course of dealing between the Company, the Operating Partnership and the Lender or any delay in exercising any rights hereunder or under the Securities shall operate as a waiver of any rights of the Lender.

     7E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby through and until the payment in full of all amounts required to be paid in connection with the Notes, regardless of any investigation made by the Company, the Operating Partnership, the Lender or on their respective behalf.

     7F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Lender's benefit are also for the benefit of, and enforceable by, any transferee of any Note or Warrant permitted pursuant to the terms of such Note or Warrant.

     7G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     7H. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     7I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     7J. Governing Law. Issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     7K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, when delivered to the recipient or when delivery is refused, (ii) if sent to the recipient by reputable overnight courier service (charges prepaid), when received by the recipient or when delivery is refused or (iii) if mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, the earlier of the date received by recipient and 5 days after mailing. Such notices, demands and other communications shall be sent to the Lender, to the Company and to the Operating Partnership at the addresses indicated below:

               If to the Lender, to:

               Security Capital Preferred Growth Incorporated
               11 South LaSalle Street
               Chicago, Illinois 60603
               Facsimile (312) 345-5888
               Attention: David T. Novick
                          David E. Rosenbaum

               with a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL 60601
               Facsimile: (312) 861-2200
               Attention: Carter W. Emerson, P.C.
                          Andrew M. Kaufman

               If to the Company, the Operating Partnership or any Guarantor, to:

              Prime Group Realty Trust
              77 West Wacker Drive, Suite 3900
              Chicago, Illinois 60601
              Facsimile (312) 782-5867
              Attention: Louis G. Conforti
                         James F. Hoffman

               and a copy to:

              Winston & Strawn
              35 West Wacker Drive
              Chicago, Illinois 60601
              Facsimile: (312) 558-5700
              Attention: Wayne D. Boberg

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     7L. Complete Agreement. This Agreement, the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

     7M. Payment Set Aside. To the extent that the Operating Partnership or the Company makes a payment or payments to the Lender hereunder or under any Note, or the Lender enforces its rights or exercises its right of setoff hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, the Operating Partnership, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7N. Relationship of the Parties. The Operating Partnership and the Company hereby acknowledge that: (i) the Lender does not have any fiduciary relationship with, or fiduciary duty to, the Operating Partnership or the Company arising out of or in connection with this Agreement or any of the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement and the other agreements and documents referred to herein; (ii) the relationship in connection herewith between the Lender, on the one hand, and the Operating Partnership and the Company, on the other hand, is solely that of debtor and creditor and (iii) no joint venture or partnership among any of the parties hereto is created hereby or by the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement and the other agreements and documents referred to herein, or otherwise exists by virtue of this Agreement or the Notes.

     7O. No Limitation on Recourse. Notwithstanding the existence of the Collateral (as such term is defined in the Pledge and Security Agreement), the Notes are full recourse obligations of the Operating Partnership and all of its assets and other properties shall be available for the indefeasible payment in full in cash and performance of the Notes.

     7P. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements, instruments and documents contemplated hereby. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other agreements, instruments and documents contemplated hereby and shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or the other agreements, instruments and documents contemplated hereby.

     7Q. Further Assurances. In the event that at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement or any other agreement, instrument or document contemplated hereby, each of the parties hereto will take such further action (including the execution and delivery of such further instruments and documents) as any other party hereto reasonably may request, including without limitation, any such action pursuant to Section 4.3(D) of the Operating Partnership's Limited Partnership Agreement necessary or desirable to issue Common Shares upon exchange of the Exchangeable Note and/or upon exercise of the Warrants.

     Section 8 Exchange. The holder of the Exchangeable Note shall have the right to exchange all or any portion of such Exchangeable Note for Common Shares, as follows:

     8A. Subject to and upon compliance with the provisions of this Section 8, a holder of the Exchangeable Note shall have the right, at his, her or its option, to exchange all or any portion of the outstanding principal amount of the Exchangeable Note into the number of fully paid and non-assessable Common Shares obtained by dividing the outstanding principal amount of the Exchangeable Note designated by the holder thereof to be exchanged by the Exchange Price (as in effect at the time and on the date provided for in the last paragraph of Section
8B) by surrendering the Exchangeable Note to be exchanged, such surrender to be made in the manner provided in Section 8B.

     8B. In order to exercise the exchange right, the holder of the Exchangeable Note shall surrender the certificate representing such Exchangeable Note, accompanied by written notice to the Operating Partnership that the holder thereof irrevocably elects to exchange all or any portion of the Exchangeable Note. Unless the Common Shares issuable on exchange are to be issued in the same name as the name in which the Exchangeable Note is registered, the Exchangeable Note shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Operating Partnership, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Operating Partnership demonstrating that such taxes have been paid).

     As promptly as practicable after the surrender of the Exchangeable Note as aforesaid, the Operating Partnership shall deliver at such office to such holder, or on his, her or its written order, (x) a certificate or certificates for the number of full Common Shares issuable upon the exchange of the Exchangeable Note in accordance with the provisions of this Section 8, (y) a cash payment in an amount equal to the sum of all accrued and unpaid interest with respect to the principal amount being exchanged and (z) a new Exchangeable Note representing any portion of the principal amount of the Exchangeable Note that was not exchanged. Any fractional interest in respect of a Common Share arising upon such exchange shall be settled as provided in Section 8C.

     Each exchange shall be deemed to have been effected immediately prior to the close of business on the date on which the Exchangeable Note shall have been surrendered and such notice shall have been received by the Operating Partnership as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such exchange shall be at the Exchange Price in effect at such time on such date unless the share transfer books of the Operating Partnership shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such share transfer books are open, but such exchange shall be at the Exchange Price in effect on the date on which such shares shall have been surrendered and such notice received by the Operating Partnership.

     8C. No fractional shares or scrip representing fractions of Common Shares shall be issued upon exchange of the Exchangeable Note. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the exchange of an Exchangeable Note, the Operating Partnership shall pay to the holder of such Exchangeable Note an amount in cash based upon the Current Market Price of the Common Shares on the Trading Day immediately preceding the date of exchange.

     8D. The Exchange Price shall be adjusted from time to time as follows:

          (i) If the Company shall after the Issue Date (A) pay a dividend or make a distribution on its capital shares in Common Shares, (B) subdivide its outstanding Common Shares into a greater number of shares, (C) combine its outstanding Common Shares into a smaller number of shares or (D) issue any shares of beneficial interest by reclassification of its Common Shares, the Exchange Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of the Exchangeable Note shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Exchangeable Note had been exchanged immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the Business Day next following the record date (except as provided in Section 8H below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

          (ii) If the Company shall issue after the Issue Date rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Shares at a price per share less than 94% (100% if a stand-by underwriter is used and charges the Company a commission) of the Fair Market Value per Common Share on the record date for the determination of shareholders entitled to receive such rights, options or warrants, then the Exchange Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Exchange Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (y) the number of shares that the aggregate proceeds to the Company from the exercise of such rights, options or warrants for Common Shares would purchase at 94% of such Fair Market Value (or 100% in the case of a stand-by underwriting), and the denominator of which shall be the sum of
     (x) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (y) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in Section 8H below). In determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than 94% of such Fair Market Value (or 100% in the case of a stand-by underwriting), there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Company's Board of Trustees.

          (iii) If the Company shall distribute to all holders of its Common Shares any securities of the Company (other than Common Shares) or evidence of its indebtedness or assets (excluding cumulative cash dividends or distributions paid with respect to the Common Shares after December 31, 2001 which are not in excess of the following: the sum of (A) the Company's cumulative undistributed Funds from Operations at December 31, 2001, plus
     (B) the cumulative amount of Funds from Operations, as determined by the Company's Board of Trustees, after December 31, 2001, minus (C) the cumulative amount of dividends accrued or paid in respect of any class or series of preferred shares of beneficial interest of the Company after the Issue Date) or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Shares, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) collectively called the "Other Securities" and individually an "Other Security"), then in each such case the Exchange Price shall be adjusted so that it shall equal the price determined by multiplying (x) the Exchange Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (y) a fraction, the numerator of which shall be the Fair Market Value per Common Share on the record date mentioned below less the then fair market value (as determined by the Company's Board of Trustees, whose determination shall be conclusive), of the portion of the Other Securities or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Common Share, and the denominator of which shall be the Fair Market Value per Common Share on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in Section 8H below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of an Other Security, which is distributed not only to the holders of the Common Shares on the date fixed for the determination of shareholders entitled to such distribution of such Other Security, but also is distributed with each Common Share delivered to a Person exchanging the Exchangeable Note after such determination date, shall not require an adjustment of the Exchange Price pursuant to this subparagraph (iii); provided, that on the date, if any, on which a person exchanging the Exchangeable Note would no longer be entitled to receive such Other Security with a Common Share (other than as a result of the termination of all such Other Securities), a distribution of such Other Securities shall be deemed to have occurred and the Exchange Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

          (iv) In case a tender or exchange offer (which term shall not include open market repurchases by the Company) made by the Company or any Subsidiary of the Company for all or any portion of the Common Shares shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per Common Share having a fair market value (as determined in good faith by the Company's Board of Trustees, whose determination shall be conclusive and described in a resolution of the Company's Board of Trustees), at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, that exceeds the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, the Exchange Price shall be reduced so that the same shall equal the price determined by multiplying the Exchange Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (iv) by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time, multiplied by the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Shares") and (B) the product of the number of Common Shares outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per Common Share on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (v) No adjustment in the Exchange Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1.0% in such price; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 8 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provision of this Section 8, the Operating Partnership shall not be required to make any adjustment of the Exchange Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 8 shall be made to the nearest cent (with $0.005 being rounded upward) or to the nearest one-tenth of a share (with 0.05 of a share being rounded upward), as the case may be. Anything in this Section 8D to the contrary notwithstanding, the Operating Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Exchange Price, in addition  to those  required by this  Section  8D, as it in its  discretion shall  determine  to be  advisable  in  order  that  any  share  dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase shares or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its shareholders shall not be taxable.

     8E. If the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of its Common Shares, sale of all or substantially all of the Company's assets or recapitalization of the Common Shares and excluding any transaction as to which Section 8D(i) applies) (each of the foregoing being referred to herein as a "Sale Transaction"), in each case as a result of which all or substantially all of the Common Shares are converted into the right to receive shares, securities or other property (including cash or any combination thereof), the Exchangeable Note, if not exchanged into the right to receive shares, securities or other property prior to such Sale Transaction shall thereafter be exchangeable into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Sale Transaction by a holder of that number of Common Shares into which the Exchangeable Note was exchangeable immediately prior to such Sale Transaction, assuming such holder of Common Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his, her or its rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Sale Transaction (provided, that if the kind or amount of shares, securities and other property (including cash) receivable upon such Sale Transaction is not the same for each Common Share held immediately prior to such Sale Transaction by other than a Constituent Person or any affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 8E the kind and amount of shares, securities and other property (including cash) receivable upon such Sale Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Company shall not be a party to any Sale Transaction unless the terms of such Sale Transaction are consistent with the provisions of this Section 8E, and it shall not consent or agree to the occurrence of any Sale Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holder of the Exchangeable Note that will contain provisions enabling the holder of the Exchangeable Note to exchange into the consideration received by holders of Common Shares at the Exchange Price in effect immediately prior to such Sale Transaction. The provisions of this Section 8E shall similarly apply to successive Sale Transactions.

     8F. If:

          (i) the Company shall declare a dividend (or any other distribution) on its Common Shares (other than cash dividends or distributions paid with respect to the Common Shares after December 31, 2001 not in excess of the sum of the Company's cumulative undistributed Funds from Operations at December 31, 2001, plus the cumulative amount of Funds from Operations, as determined by the Company's Board of Trustees, after December 31, 2001, minus the cumulative amount of dividends accrued or paid in respect of or any class or series of preferred shares of beneficial interest of the Company after the Issue Date);

          (ii) the Company shall authorize the granting to all holders of Common Shares of rights, options or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants;

          (iii) there shall be any reclassification of the Common Shares (other than an event to which Section 8D(i) applies) or any consolidation or merger to which the Company is a party (other than a merger to which the Company is the surviving entity) and for which approval of any shareholders of the Company is required, or a statutory share exchange, or a self tender offer by the Company for all or substantially all of its outstanding Common Shares or the sale or transfer of all or substantially all of the assets of the Company is an entirety; or

          (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Company;

then the Company shall cause to be mailed to the holder of the Exchangeable Note at his, her or its address as shown on the records of the Company, as promptly as possible, but at least 10 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not effect the legality or validity of the proceedings described in this Section 8.

     8G. Whenever the Exchange Price is adjusted as herein provided, the Company shall promptly deliver to the holder of the Exchangeable Note an officer's certificate setting forth the Exchange Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exchange Price setting forth the adjusted Exchange Price and the effective date of such adjustment and shall mail such notice of such adjustment of the Exchange Price to the holder of the Exchangeable Note's last address as shown on the records of the Company.

     8H. In any case in which Section 8D provides that an adjustment shall become effective on the day next following the record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Exchangeable Note exchanged after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such exchange before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of any fraction pursuant to Section 8C.

     8I. There shall be no adjustment of the Exchange Price in case of the issuance of any shares of beneficial interest of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 8. If any action or transaction would require adjustment of the Exchange Price pursuant to more than one paragraph of this
Section 8, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

     8J. If the Company shall take any action affecting the Common Shares, other than action described in this Section 8, that in the opinion of the Company's Board of Trustees would materially and adversely affect the exchange rights of the holder of the Exchangeable Note, the Exchange Price for the Exchangeable Note may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Company's Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

     Before taking any action that would cause an adjustment reducing the Exchange Price below the then-par value of the Common Shares deliverable upon exchange of the Exchangeable Note the Company will take any action that, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and (subject to any customary qualification based upon the nature of a real estate investment trust) non-assessable Common Shares at such adjusted Exchange Price.

     8K. The Operating Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on exchange of the Exchangeable Note pursuant hereto; provided, however, that the Operating Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Shares or other securities or property in a name other than that of the holder of the Exchangeable Note to be exchanged, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Operating Partnership the amount of any such tax or established, to the reasonable satisfaction of the Operating Partnership, that such tax has been paid.

     8L. In connection with any exchange contemplated by this Section 8, the Company agrees to issue, and the Operating Partnership agrees to acquire from the Company, the number of Common Shares necessary to satisfy the Operating Partnership's exchange obligations under this Section 8. If the Operating Partnership fails to perform its obligations under this Section 8, the Company agrees to directly issue to the Lender the number of Common Shares necessary to satisfy the Operating Partnership's exchange obligations.

     Section 9 Guarantee.

     9A. Guarantee. Effective upon the Closing, each Guarantor hereby unconditionally and irrevocably guarantees (herein called the "Guarantee") to the holder of any Note and its successors and assigns as primary obligor and not merely as a surety, on a senior basis the performance and punctual payment when due, whether at the maturity date, by acceleration or otherwise, of all obligations of Operating Partnership under this Agreement and the Notes whether for payment of principal of or interest on any Note, expenses, indemnification or otherwise (all such obligations guaranteed by the Guarantor being herein called the "Guaranteed Obligations"). Each Guarantor agrees, jointly and severally, to pay, in addition to the amount stated above, any and all out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the holder of any Note in enforcing any rights under the Guarantee. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from any Guarantor and that each Guarantor will remain bound under this Section 9 notwithstanding any extension or renewal of any Guaranteed Obligation.

     Each Guarantor waives, to the extent permitted by law, presentation to, demand of, payment from and protest to Operating Partnership of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under any Note or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any holder of any Note to assert any claim or demand or to enforce any right or remedy against Operating Partnership or any other Person under any Note, this Agreement or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of any Note, this Agreement or any other agreement; (d) the release of any security held by any holder of any Note for the Guaranteed Obligations or any of them; or (e) any change in the ownership of any Guarantor.

     Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any holder of any Note to any security held for payment of the Guaranteed Obligations.

     The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any holder of any Note to assert any claim or demand or to enforce any remedy under any Note, this Agreement or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity.

     Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any holder of any Note upon the bankruptcy or reorganization of Operating Partnership or otherwise.

     In furtherance of the foregoing and not in limitation of any other right which any holder of any Note has at law or in equity against any Guarantor by virtue hereof, upon the failure of Operating Partnership to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any Guaranteed Obligation, each Guarantor hereby promises to and will, upon receipt of written demand by the holder of any Note, forthwith pay, or cause to be paid, in cash, to such holder an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of Operating Partnership to such holder.

     Each Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the holder of any Note, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Section 3 of the Notes for the purposes of each Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of Guaranteed Obligations as provided in Section 3 of the Notes, the Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes of this Section.

     9B. Successors and Assigns. This Section 9 shall be binding upon each Guarantor and its respective successors and assigns and shall inure to the benefit of the successors and assigns of the holder of any Note and, in the event of any transfer or assignment of rights by any holder of any Note, the rights and privileges conferred upon that party in any Note and in this Agreement shall automatically extend to and be vested in such transferee or assignee.

     9C. No Waiver. Neither a failure nor a delay on the part of either the holder of any Note in exercising any right, power or privilege under this
Section 9 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the holder of any Note herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Section 9 at law, in equity, by statute or otherwise.

     9D. Modification. No modification, amendment or waiver of any provision of this Section 9 nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the holder of any Note, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     Section 10 Indemnification.

     10A. Indemnitees.

          (i) The Company and the Operating Partnership agree to indemnify and hold harmless the Lender and each of its Affiliates, and each of the directors, officers, employees, agents, representatives, attorneys, consultants and advisors of or to any of the foregoing (each such Person being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses (other than any loss in the value of the Warrants or Common Shares underlying the Warrants; provided that any loss resulting from fraud (including any violation of Rule 10b-5 under the Securities Exchange Act), which fraud is determined in a final, non-appealable order, shall be included herein), penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including the reasonable fees, disbursements and expenses of investment and legal advisors to any such Indemnitee) that may be imposed on, incurred by or asserted against any such Indemnitee, whether in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement and the agreements and documents referred to herein, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Securities, in connection with any investigation of any potential matter covered hereby (collectively, the "Indemnified Matters"); provided, however, that the Company and the Operating Partnership shall not have any obligation under this Section 10 to an Indemnitee with respect to any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Without limiting the foregoing, "Indemnified Matters" include (a) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Company, the Operating Partnership or any of its Subsidiaries involving any property subject to a Mortgage, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release on, upon or into such property or any contiguous real estate, (b) any costs or liabilities incurred in connection with any Remedial Action concerning the Company, the Operating Partnership or any of its Subsidiaries, (c) any costs or liabilities incurred in connection with any Environmental Lien and
     (d) any costs or liabilities incurred in connection with any other matter under any Environmental and Safety Requirement, whether, with respect to any such matter, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to the Company, the Operating Partnership or any of its Subsidiaries, or the owner, lessee or operator of any property of the Company, the Operating Partnership or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (a), (b), (c) and (d) above, to the extent (x) incurred following foreclosure by the Lender, or the Lender became the successor in interest to the Company, the Operating Partnership or any of its Subsidiaries and (y) attributable to acts or omissions of the Indemnitee or its Affiliates seeking indemnification.

          (ii) The Company and the Operating Partnership shall indemnify the Lender for, and hold the Lender harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Lender for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any of the Company, the Operating Partnership or the Subsidiaries in connection with the transactions contemplated by this Agreement.

          (iii) The Lender shall indemnify the Company and the Operating Partnership for, and hold the Company and the Operating Partnership harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Company and the Operating Partnership for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of the Lender in connection with the transactions contemplated by this Agreement.

          (iv) The Company and the Operating Partnership, at the request of any Indemnitee, shall have the joint and several obligation to defend against such investigation, litigation or proceeding or requested Remedial Action and the Company and the Operating Partnership, in any event, may participate in the defense thereof with legal counsel of the Company's choice. In the event that such Indemnitee requests the Company and the Operating Partnership to defend against such investigation, litigation or proceeding or requested Remedial Action, the Company and the Operating Partnership shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense at its expense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Company's and the Operating Partnership's obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

          (v) The Company and the Operating Partnership jointly and severally agree that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section
     10) or the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement or any other agreements and documents referred to herein shall (i) survive payment in full of the Notes and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or the Securities, the Pledge and Security Agreement, the Mortgages, the Registration Agreement or any other agreements and documents referred to herein.

     10B. Limitation of Liability. Each of the Company and the Operating Partnership agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Company, the
Operating Partnership or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee's gross negligence or willful misconduct. The Company and the Operating Partnership hereby waive, release and agree (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                                   [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              SECURITY CAPITAL PREFERRED GROWTH
                              INCORPORATED


                              By:   /s/ David E. Rosenbaum
                                    -----------------------
                              Name: David E. Rosenbaum
                                    -----------------------
                              Its:  Senior Vice President
                                    -----------------------


                              PRIME GROUP REALTY TRUST


                              By:   /s/ Louis G. Conforti
                                    -----------------------
                              Name: Louis G.  Conforti
                                    -----------------------
                              Its:  Office of the President
                                    -----------------------


                              PRIME GROUP REALTY, L.P.

                              By:   Prime Group Realty Trust, its
                                    managing general partner

                              By:   /s/ Louis G. Conforti
                                    -----------------------
                              Name: Louis G.  Conforti
                                    -----------------------
                              Its:  Office of the President
                                    -----------------------

                  [Continuation of Signature Page to Agreement]


                               PRIME AURORA, L.L.C.

                               By:   Prime Group Realty, L.P., its sole member

                               By:   Prime Group Realty Trust, its
                                     managing general partner

                               By:   /s/ Louis G. Conforti
                                     -----------------------
                               Name: Louis G.  Conforti
                                     -----------------------
                               Its:  Office of the President
                                     -----------------------


                               DEKALB BUSINESS PARK, L.L.C.

                               By:   Prime Group Realty, L.P., its sole member

                               By:   Prime Group Realty Trust, its
                                     managing general partner

                               By:   /s/ Louis G. Conforti
                                     -----------------------
                               Name: Louis G.  Conforti
                                     -----------------------
                               Its:  Office of the President
                                     -----------------------

                               LIBERTYVILLE INDUSTRIAL, L.L.C.

                               By:   Prime Group Realty, L.P., its sole member

                               By:   Prime Group Realty Trust, its
                                     managing general partner

                               By:   /s/ Louis G. Conforti
                                     -----------------------
                               Name: Louis G.  Conforti
                                     -----------------------
                               Its:  Office of the President
                                     -----------------------

                               OAK BROOK BUSINESS CENTER, L.L.C.

                               By:   Prime Group Realty, L.P., its sole member

                               By:   Prime Group Realty Trust, its
                                     managing general partner

                               By:   /s/ Louis G. Conforti
                                     -----------------------
                               Name: Louis G.  Conforti
                                     -----------------------
                               Its:  Office of the President
                                     -----------------------

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